                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                                 NCO GROUP, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                 NCO GROUP, INC.
                               507 Prudential Road
                           Horsham, Pennsylvania 19044

              _____________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           to be held on May 17, 2004
              _____________________________________________________



To the Shareholders of NCO Group, Inc.:

         The 2004 Annual Meeting of Shareholders of NCO Group, Inc. ("NCO" or the "Company") will be held on May 17, 2004 at 10:00 a.m., prevailing time, at the Philadelphia Marriott West, 111 Crawford Avenue, West Conshohocken, Pennsylvania, for the purpose of considering and acting upon the following:

         1. To elect two Class II directors to hold office for a term of three years and until each of their respective successors is duly elected and qualified, as more fully described in the accompanying Proxy Statement;

         2. To approve the 2004 Equity Incentive Plan; and

         3. To transact such other business as may properly come before the Annual Meeting.

         Only shareholders of record at the close of business on April 2, 2004 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

         If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Annual Meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors



                                          /s/ MICHAEL J. BARRIST
                                          ------------------------------------
                                          MICHAEL J. BARRIST
                                          Chairman of the Board,
                                          President and Chief Executive Officer
Horsham, Pennsylvania
April 19, 2004

                                 NCO GROUP, INC.
                               507 Prudential Road
                           Horsham, Pennsylvania 19044
                                 (215) 441-3000
                    _________________________________________

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                    _________________________________________


         The accompanying proxy is solicited by the Board of Directors of NCO Group, Inc. ("NCO" or the "Company") for use at the 2004 Annual Meeting of Shareholders (the "Meeting") to be held on May 17, 2004 at 10:00 a.m., prevailing time, at the Philadelphia Marriott West, 111 Crawford Avenue, West Conshohocken, Pennsylvania, and any adjournments or postponements thereof. This Proxy Statement and accompanying proxy card are first being mailed to shareholders on or about April 19, 2004.

         The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by officers, directors or employees of the Company, without additional compensation. Upon request, the Company will pay the reasonable expenses incurred by record holders of the Company's common stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to the beneficial owners of the shares they hold of record.

         Only shareholders of record, as shown on the transfer books of the Company, at the close of business on April 2, 2004 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. On the Record Date, there were 26,065,107 shares of common stock, no par value per share (the "Common Stock"), outstanding and entitled to vote. This amount does not include a total of 5,261,108 shares of Common Stock to be issued to former shareholders of NCO Portfolio Management, Inc., sometimes referred to as NCO Portfolio, and RMH Teleservices, Inc., sometimes referred to as RMH, in connection with the acquisition of such companies which occurred on March 26, 2004 and April 2, 2004, respectively.

         Proxies in the form enclosed, if properly executed and received in time for voting, and not revoked, will be voted as directed on the proxies. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Common Stock "for" the election of the nominees for director hereinafter named and "for" the approval of Proposal 2, as more fully described herein. With respect to any other matter that properly comes before the meeting, the proxy holders will vote the proxies in their discretion in accordance with their best judgment and in the manner they believe to be in the best interest of NCO. Sending in a signed proxy will not affect a shareholder's right to attend the Meeting and vote in person since the proxy is revocable. Any shareholder who submits a proxy has the power to revoke it by sending in a later-dated, signed proxy card before the Meeting or by attending the Meeting in person and voting. The last vote received chronologically will supercede any prior vote.

         The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Meeting. All shares of the Company's Common Stock present in person or represented by proxy (including broker non-votes) and entitled to vote at the Meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned Meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

         Each share of Common Stock is entitled to one vote on each matter that may be brought before the Meeting. The election of directors will be determined by a plurality vote and the two nominees receiving the most "for" votes will be elected. Approval of Proposal 2 and any other proposal will require the affirmative vote of a majority of the votes cast on the proposal. Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote, will have no effect on the vote and will not be counted in determining whether the proposal has received the required shareholder vote.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Company's Bylaws provide that the Board of Directors shall consist of not fewer than three nor more than seven directors, with the exact number fixed by the Board of Directors. The Board of Directors currently has fixed the number of directors at six. The Bylaws further provide that the Board shall be classified into three classes, as nearly equal in number as possible. One class of directors is to be elected annually.

         At the Meeting, shareholders will elect two Class II directors to serve for a term of three years and until each of their respective successors is elected and qualified. Unless directed otherwise, the persons named in the enclosed proxy intend to vote such proxy "for" the election of the listed nominees or, in the event of inability of any of the nominees to serve for any reason, for the election of such other person as the Board of Directors may designate to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.

         The following table sets forth information, as of the Record Date, concerning the Company's directors and the nominees for election to the Board of Directors. The director nominees, William C. Dunkelberg, Ph.D. and Allen F. Wise, were nominated by the Board of Directors and currently serve as directors. The nominees have consented to being named in the Proxy Statement and to serve if elected.

                                                                                            Director       Term
             Name                            Age                  Position                   Since        Expires
---------------------------------           ----   --------------------------------         --------      -------
Michael J. Barrist                           43    Chairman of the Board, President           1986          2006
                                                        and Chief Executive Officer
William C. Dunkelberg, Ph.D. (1)             61    Director                                   2000          2004
Leo J. Pound                                 49    Director                                   2000          2006
Charles C. Piola, Jr.                        55    Director                                   1986          2005
Eric S. Siegel                               47    Director                                   1996          2005
Allen F. Wise (1)                            61    Director                                   1996          2004

----------
(1) Nominee for director.

         The following information about the Company's directors is based, in part, upon information supplied by such persons.

         Michael J. Barrist has served as Chairman of the Board, President and Chief Executive Officer of the Company since purchasing the Company in 1986. Mr. Barrist was employed by U.S. Healthcare, Inc. from 1984 to 1986, most recently as Vice President of Operations, and was employed by Gross & Company, a certified public accounting firm, from 1980 through 1984. Mr. Barrist is a certified public accountant.

         William C. Dunkelberg, Ph.D. was appointed to the Board of Directors of the Company in September 2000. Dr. Dunkelberg is currently Professor of Economics at the Fox School of Business and Management at Temple University, where he served as Dean from 1987 through 1994 and as Director of the Center for the Advancement and Study of Entrepreneurship from 1991 through 1994. Prior to that, Dr. Dunkelberg was a Professor of Economics and Management at Purdue and Stanford Universities. In addition, Dr. Dunkelberg has served as the Chief Economist for the National Federation of Independent Business since 1971.

         Leo J. Pound was appointed to the Board of Directors of the Company in September 2000. Since July 2000, Mr. Pound has been a Principal of Pound Consulting, which provides management consultant services to both public and private enterprises. From February 1999 to July 2000, Mr. Pound was Chief Financial Officer of Marble Crafters, a stone importer and fabricator. From October 1995 to February 1999, he was Chief Financial Officer of Jos. H. Stomel & Sons, a wholesale distributor. Mr. Pound is a certified public accountant and a member of the American and Pennsylvania Institutes of Certified Public Accountants.

         Charles C. Piola, Jr. joined the Company in 1986 as Executive Vice President, Business Development and a director. Mr. Piola retired as Executive Vice President in January 2000 and has been providing services to the Company on a part-time basis since January 2000. Prior to joining NCO, Mr. Piola was the Regional Sales Manager for Trans World Systems from 1983 to 1986 and IC Systems from 1979 to 1981, both of which were accounts receivable management companies.

         Eric S. Siegel was appointed to the Board of Directors of the Company in December 1996. Mr. Siegel has been President of Siegel Management Company, a management consulting firm, since 1983. Since 1981, Mr. Siegel has been an adjunct faculty member at the Wharton School of the University of Pennsylvania. Mr. Siegel currently serves on the board of Astea International Inc.

         Allen F. Wise was appointed to the Board of Directors of the Company in December 1996. Mr. Wise has been a director and President and Chief Executive Officer of Coventry Heath Care, Inc., a managed health care company, or its predecessor, since October 1996. From October 1995 to October 1996, he was Executive Vice President of UnitedHealth Group, Incorporated, a managed health care company. From October 1994 to October 1995, he was Executive Vice President of MetraHealth Companies, Inc., a managed health care company that was acquired by UnitedHealth Group, Incorporated in October 1995. From January 1994 to October 1994, he was President and Chief Executive Officer of Wise Health System, a health care investment company. From 1991 to 1994, Mr. Wise was President and Chief Executive Officer of Keystone Health Plan, a managed health care company, and also Chief Operating Officer of Independence Blue Cross, a health care insurance company located in Philadelphia, Pennsylvania. Mr. Wise was Vice President of U.S. Healthcare, Inc. from 1985 to 1991.

Independence

         The Board of Directors has determined that the following directors, constituting a majority of the members of the Board, are independent as defined in the applicable listing standards of the Nasdaq Stock Market: William C. Dunkelberg, Leo J. Pound, Eric S. Siegel and Allen F. Wise.

Communication with the Board

         Shareholders may communicate with the Board of Directors, including the independent directors, by sending a letter to an individual director or to the NCO Group, Inc. Board of Directors, c/o Joshua Gindin, Esq., Corporate Secretary, NCO Group, Inc., 507 Prudential Road Horsham, Pennsylvania 19044. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

Lead Director

         Immediately following the Meeting, the Board intends to appoint an independent director to act as a lead director to among other things, act as a liaison between management and the other independent directors and to assist the Chairman of the Board in scheduling meetings and establishing the agenda for meetings.

Attendance at Annual Meeting of Shareholders

         The Board of Directors has an informal policy that all of the directors should attend the annual meeting of shareholders, absent exceptional cause. All directors attended the 2003 annual meeting of shareholders.

Attendance at Board and Committee Meetings

         The Board of Directors held ten meetings during 2003. Each director attended 75% or more of the meetings of the Board and committees of which they were members during 2003.

Committees of the Board of Directors

         The Board of Directors of the Company has established a Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee.

         Compensation Committee. The Board of Directors has appointed a Compensation Committee to:

            o formulate, evaluate and approve the compensation of the Company's executive officers;

            o oversee all compensation programs involving the issuance of the Company's stock and other equity securities of the Company;

            o prepare a report on executive compensation for inclusion in the Company's annual proxy statement in accordance with SEC regulations.

         The Compensation Committee currently consists of Mr. Wise, Chairman and Messrs. Dunkelberg and Siegel. The Board of Directors has determined that each member of the Compensation Committee is independent, as defined in the applicable listing standards of the Nasdaq Stock Market. During 2003, the Compensation Committee held six meetings. The Report of the Compensation Committee begins on page 12 of this Proxy Statement.

         Audit Committee. The Board of Directors has appointed an Audit Committee to:

            o  engage the Company's independent auditors;

            o oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;

            o prepare an audit committee report for inclusion in the Company's annual proxy statement in accordance with SEC regulations;

            o pre-approve the professional services provided by the independent auditors; and

            o  review the independence of the independent auditors.

         The responsibilities of the Audit Committee are further described in the Audit Committee Charter adopted by the Audit Committee and the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement. The Audit Committee currently consists of Mr. Pound, Chairman and Messrs. Siegel and Wise. The Board of Directors has determined that each member of the Audit Committee is independent as defined in the applicable listing standards of the Nasdaq Stock Market and SEC regulations. In addition, the Board of Directors has determined that Mr. Pound is an audit committee financial expert as the term defined by SEC rules. The Audit Committee held seven meetings during 2003. The Report of the Audit Committee appears on page 9 of this Proxy Statement.

         Nominating and Corporate Governance Committee. The Board of Directors has appointed a Nominating and Corporate Governance Committee to:

            o identify individuals qualified to become members of the Board consistent with the criteria approved by the Nominating and Corporate Governance Committee;

            o consider nominations made by shareholders in accordance with the Company's bylaws;

            o select, or recommend to the Board, the director nominees for each annual meeting of shareholders;

            o develop and recommend to the Board a set of corporate governance principles applicable to the Company; and

            o oversee the evaluations of the Board and senior management (in conjunction with the Compensation Committee).

         The Nominating and Corporate Governance Committee currently consists of Mr. Dunkelberg, Chairman and Messrs. Pound, Siegel and Wise. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent as defined in the applicable listing standards of the Nasdaq Stock Market. The Nominating and Corporate Governance Committee was formed in February 2004. In 2003, the entire Board of Directors acted as a nominating committee. A copy of the Nominating and Corporate Governance Committee's Charter is currently available on the Company's website.

         Consideration of Director Candidates Recommended or Nominated by Shareholders. The Nominating and Corporate Governance Committee will consider properly submitted shareholder recommendations for director candidates. A shareholder who wishes to recommend a prospective director nominee should send a signed and dated letter to the Chairman of the Nominating and Corporate Governance Committee, c/o Joshua Gindin, Esq., Corporate Secretary, NCO Group, Inc., 507 Prudential Road Horsham, Pennsylvania 19044. Under the Company's bylaws, a shareholder who desires to nominate directors for election at the Company's annual shareholders meeting must comply with the procedures summarized below:

            o shareholder nominations for directors to be elected, which have not been previously approved by the Nominating and Corporate Governance Committee, must be submitted to the Corporate Secretary not later than the latest date by which shareholder proposals must be submitted to the Company for inclusion in the proxy statement pursuant to SEC Rule 14a-8;

            o shareholder nominations must be in writing and sent either by personal delivery, nationally recognized express mail or U.S. mail, postage prepaid;

            o  each shareholder nomination must set forth the following:

                  o the name and address of the shareholder making the nomination and the person(s) nominated;

                  o a representation that the shareholder is a holder of record of voting stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to vote for the person(s) nominated;

                  o a description of all arrangements and understandings between the shareholder and each nominee and any other person(s), naming such person(s), pursuant to which the nomination was submitted by the shareholder;

                  o such other information regarding the shareholder nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; and

                  o the consent of each nominee to serve as a director if so elected.

         All nominations which are late or non-conforming will be rejected by the Company.

         The deadline for submitting the letter recommending a prospective director nominee for the 2005 annual meeting of shareholders is December 21, 2004. The Corporation's bylaws are available, at no cost, at the SEC's website, www.sec.gov, as Exhibit 3.4 to the Corporation's Annual Report on Form 10-K filed with the SEC in March 2004 or upon the shareholder's written request directed to the Corporate Secretary at the address given above.

         Director Qualifications. The Nominating Corporate Governance Committee has the sole authority to select, or to recommend to the Board of Directors, the Board of Director nominees to be considered for election as a director. Nominees for director must be at least 21 years old. Nominees for director will be selected on the basis of outstanding achievement in their careers; broad experience; education; independence under applicable rules of the Nasdaq Stock Market and the SEC; financial expertise; integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to Board and committee duties. The proposed nominee should have sufficient time to devote their energy and attention to the diligent performance of the director's duties, including attendance at Board and committee meetings and review of the Company's financial statements and reports, SEC filings and other materials. Finally, the proposed nominee should be free of conflicts of interest that could prevent such nominee from acting in the best interest of the Company's shareholders.

         Additional special criteria apply to directors being considered to serve on a particular committee of the Board. For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand the Company's financial statements.

         Director Nominee Selection Process. The Nominating and Corporate Governance Committee assesses the appropriate size of the Board in accordance with the limits fixed by the Company's articles of incorporation and bylaws, whether any vacancies on the Board are expected and what incumbent directors will stand for re-election at the next meeting of shareholders. If vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers candidates for director suggested by members of the Nominating and Corporate Governance Committee and other Board members as well as management, shareholders and other parties. The Nominating and Corporate Governance Committee also has the sole authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for re-election as described below, there are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director, based on whether the nominee is recommended by a shareholder or any other party.

         In the case of an incumbent director whose term of office expires, the Nominating and Corporate Governance Committee evaluates such director's service to the Company during the past term, including, but not limited to, the number of Board and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director's independence, as well as any special qualifications required for membership on any committees on which such director serves. When a member of the Nominating and Corporate Governance Committee is an incumbent director eligible to stand for re-election, such director will not participate in that portion of the Nominating and Corporate Governance Committee meeting at which such director's potential nomination for election as a director is discussed by the Nominating and Corporate Governance Committee.

         In the case of a new director candidate, the Nominating and Corporate Governance Committee will evaluate whether the nominee is independent, as defined under applicable listing standards of the Nasdaq Stock Market, and whether the nominee meets the qualifications for director outlined above as well as any special qualifications applicable to membership on any committee on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Nominating and Corporate Governance Committee determines whether the committee should interview the nominee, and if warranted, one or more members of the Nominating and Corporate Governance Committee will interview the nominee in person or by telephone.

         Upon completing the evaluation, and the interview in case of a new candidate, the Nominating and Corporate Governance Committee makes a decision as to whether to nominate the director candidate for election at the shareholders meeting.

Director Compensation

         Each director of the Company who is not also an employee receives an annual fee of $35,000, plus reimbursement of expenses incurred in attending meetings. In addition, members of the Compensation Committee receive an annual fee of $5,000, members of the Nominating and Corporate Governance Committee receive an annual fee of $5,000 and members of the Audit Committee receive an annual fee of $10,000. Mr. Pound also receives an additional annual fee of $30,000 for his services as Chairman of the Audit Committee.

         Pursuant to the Company's Director Plan, as amended, each person who is first elected or appointed to serve as a non-employee director of the Company automatically is granted an option to purchase 15,000 shares of Common Stock at the fair market value of the Common Stock on the date of the grant and each person who is re-elected or continues as a non-employee director at each subsequent annual meeting of shareholders automatically is granted an option to purchase 3,000 shares of Common Stock at the fair market value of the Common Stock on the date of grant. Each of Messrs. Dunkelberg, Pound, Siegel and Wise received an option to purchase 3,000 shares of Common Stock, at an exercise price of $18.17 per share, immediately following the 2003 annual meeting of shareholders. In addition, each of Messrs. Dunkelberg (assuming that he is reelected at the Meeting), Pound, Siegel and Wise (assuming that he is reelected at the Meeting) will receive an option to purchase 3,000 shares of Common Stock immediately following the Meeting. All options granted under the Director Plan become exercisable one year after the date of grant, except that they become immediately exercisable upon a "change in control" as defined in the Director Plan, and, unless terminated earlier by the terms of the option, expire ten years after the date of grant.

         In addition, if Proposal 2 is approved, then immediately following the Meeting, each of Messrs. Dunkelberg, Pound, Siegel and Wise will receive a restricted stock award for 6,000 shares of Common Stock and Mr. Pound will receive an additional restricted stock award for 3,000 shares of Common Stock in his capacity as chairman of the Audit Committee. Thereafter, at each annual meeting of shareholders, each non-employee director automatically will receive an annual restricted stock award of 3,000 shares (4,500 shares in the case of the Audit Committee Chairman). Directors who are first elected or appointed to the Board at any time other than an annual meting of shareholders will receive a prorated restricted stock award upon their initial election or appointment and will be eligible to receive annual grants of 3,000 shares at each annual meeting of shareholders thereafter. Generally, restricted stock awards will be granted to the non-employee directors for no additional consideration and all restrictions will lapse one year after the date of grant or earlier upon a change of control. In lieu of restricted stock awards, the Company may issue restricted stock units or other equity compensation available under the 2004 Equity Incentive Plan on similar terms.

         The restricted stock awards will be in addition to the options granted under the Director Plan. Upon the exhaustion of shares available under the Director Plan, the Board of Directors intends to continue to issue the same number of options under the 2004 Equity Incentive Plan to non-employee directors as described above.

Audit Committee Report

         The Audit Committee has reviewed and discussed the audited financial statements with the Company's management. The Audit Committee also discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with Ernst & Young LLP their independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

                               THE AUDIT COMMITTEE
                                  Leo J. Pound
                                 Eric S. Siegel
                                  Allen F. Wise

Code of Ethics and Conduct

         The Company has adopted a Code of Ethics and Conduct that applies to all of its directors and employees including, the Company's principal executive officer, principal financial officer, principal accounting officer and all employees performing financial or accounting functions. The Company's Code of Ethics and Conduct is available from the Company. Requests for a copy of the Code of Ethics and Conduct should be directed to: Joshua Gindin, Esq., Corporate Secretary, NCO Group, Inc., 507 Prudential Road Horsham, Pennsylvania 19044. The Company intends to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to a provision of its Code of Ethics and Conduct by posting such information on the Company's website www.ncogroup.com.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth as of the Record Date, certain information regarding the beneficial ownership of the Common Stock by: (i) each person known by the Company to own beneficially more than 5% of the Common Stock; (ii) each of the Company's directors and nominees for director; (iii) each executive officer of the Company named in the Summary Compensation Table; and (iv) the Company's directors and executive officers as a group. Except as otherwise indicated, to the knowledge of the Company, the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares.


                                                              Shares Beneficially Owned (1)
                                                             ------------------------------
Name of Beneficial Owner                                       Number             Percent
------------------------                                     ----------          ----------
Michael J. Barrist (2).........................               2,587,068             8.1%
Dimensional Fund Advisors Inc. (3) ............               1,598,603             5.1%
William C. Dunkelberg, Ph. D. (4)..............                  26,400             *
Stephen W. Elliott (5).........................                 175,000             *
Franklin Resources, Inc. (6)...................               1,951,013             6.2%
Joshua Gindin, Esq. (7)........................                 532,544             1.7%
Steven Leckerman (8)...........................                 170,552              *
Charles C. Piola, Jr. (9)......................                 612,973             2.0%
Leo J. Pound (10)..............................                  25,156              *
Eric S. Siegel (11)............................                  57,129              *
Steven L. Winokur (12).........................                 459,478             1.5%
Allen F. Wise (5)..............................                  37,500              *
All directors and executive officers as a
  group (14 persons) (13)......................               4,671,188            14.1%

--------------
*Less than one percent.
(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the SEC and, accordingly, include securities owned by or for the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days after the Record Date. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities. For purposes of calculating percentage ownership, outstanding shares include a total of 5,261,108 shares of Common Stock issued in connection with the acquisitions of NCO Portfolio and RMH which occurred on March 26, 2004 and April 2, 2004, respectively.
 (2) Includes: (i) 173,288 shares of Common Stock owned by Mrs. Annette Barrist which Mr. Barrist has or shares the right to vote and dispose of; (ii) 77,119 shares held in trust for the benefit of members of Mrs. Annette Barrist's or Mr. Barrist's family for which Mr. Barrist is a co-trustee; (iii) 122,775 shares owned by the Michael J. Barrist 2001 Grantor Retained Annuity Trust, for which Mr. Barrist's spouse is a co-trustee; and (iv) 503,567 shares issuable upon the exercise of options. Excludes 152,160 shares held in trust for the benefit of Mr. Barrist's children, as to which shares Mr. Barrist disclaims beneficial ownership. Mrs. Annette Barrist is the mother of Michael J. Barrist. Mr. Barrist's address is c/o NCO Group, Inc., 507 Prudential Road, Horsham, Pennsylvania 19044.
(3) Based upon a Schedule 13G filed with the SEC on February 6, 2004. According to the Schedule 13G, Dimensional Fund Advisors Inc. ("DFA") is an investment advisor to registered investment companies and an investment manager to certain other commingled group trusts and separate accounts, and the shares reported on the Schedule 13G are beneficially owned by such investment companies, group trusts or other accounts. DFA disclaimed beneficial ownership of all of the shares reported in the Schedule 13G. The address of DFA is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(4)      Includes 24,000 shares issuable upon the exercise of options.
(5)      Represents shares issuable upon the exercise of options.
(6)      Based upon a Schedule 13G/A filed with the SEC on February 9, 2004. The
         Schedule 13G/A also included Charles B. Johnson and Rupert H. Johnson, Jr. as beneficial owners. Each of Charles B. Johnson and Rupert H. Johnson, Jr. are principal shareholders of Franklin Resources, Inc. ("FRI"). According to the Schedule 13G/A, FRI is a holding company and the securities reported as beneficially owned by FRI, Charles B. Johnson and Rupert H. Johnson, Jr. are beneficially owned by one or more closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of FRI. Such investment advisory subsidiaries have investment and/or voting power with respect to such shares. The address of FRI, Charles
         B. Johnson, and Rupert H. Johnson, Jr. is One Franklin Parkway, San Mateo, CA 94403-1906. Shares beneficially owned include 151,850 shares issuable upon the conversion of the Company's 4.75% convertible subordinated notes.
(7) Includes: (i) 152,160 shares held in trust for the benefit of Mr. Barrist's children for which Mr. Gindin is co-trustee; (ii) 84,160 shares held in trust for the benefit of Mr. Piola's children for which Mr. Gindin is trustee; (iii) 77,119 shares held in trust for the benefit of members of Mrs. Annette Barrist or Mr. Barrist's family for which Mr. Gindin is co-trustee; (iv) 1,500 shares held in trust for the benefit of members of Mrs. Annette Barrist's family for which Mr. Gindin is trustee; (v) 212,568 shares issuable upon exercise of options; and (vi) 537 shares allocated to Mr. Gindin's account under the Company's 401(k) Plan.
(8)      Includes: (i) 170,000 shares issuable upon exercise of options; and
         (ii) 552 shares allocated to Mr. Leckerman's account under the Company's 401(k) Plan.
(9)      Includes 37,000 shares issuable upon the exercise of options.
         Excludes 84,160 shares held in trust for the benefit of Mr. Piola's children, as to which Mr. Piola disclaims beneficial ownership.
(10) Includes 24,000 shares issuable upon the exercise of options and 1,156 shares owned by Mr. Pound's wife and minor child.
(11)     Includes 54,129 shares issuable upon the exercise of options.
(12) Includes: (i) 152,160 shares held in trust for the benefit of Mr. Barrist's children for which Mr. Winokur is a co-trustee; (ii) 307,018 shares issuable upon the exercise of options; and (iii) 300 shares held in custody for the benefit of Mr. Winokur's children for which Mr. Winokur is custodian.
(13) Includes: (i) 173,288 shares of Common Stock owned by Mrs. Annette Barrist which Mr. Barrist has the sole right to vote pursuant to an irrevocable proxy; (ii) 77,119 shares held in trust for the benefit of members of Mrs. Annette Barrist's or Mr. Barrist's family for which Mr. Barrist and Mr. Gindin are co-trustees; (iii)122,775 shares held by the Michael J. Barrist 2001 Grantor Retained Annuity Trust, for which Mr. Barrist's spouse is a co-trustee; (iv) 152,160 shares held in trust for the benefit of Mr. Barrist's children for which Mr. Winokur and Mr. Gindin are co-trustees; (v) an aggregate of 1,756,449 shares issuable upon the exercise of options; (vi) 300 shares held in custody for the benefit of Mr. Winokur's children for which Mr. Winokur is custodian;
         (vii) 84,160 shares held in trust for the benefit of Mr. Piola's children for which Mr. Gindin is trustee; (viii) 1,500 shares held in trust for the benefit of members of Mrs. Annette Barrist's family for which Mr. Gindin is trustee; (ix) 1,156 shares owned by Mr. Pound's wife and minor child; and (x) 1,089 shares allocated to the accounts of executive officers of the Company under the Company's 401(k) Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to the Company's executive officers, directors and greater than ten percent beneficial shareholders were complied with during the year ended December 31, 2003, except that William C. Dunkelberg, Allen F. Wise, Eric Siegel and Leo J. Pound each did not timely file a report related to a grant of options in 2002 and Michael J. Barrist did not timely file a report related to a gift made in 2003. Each of the reports was subsequently filed with the SEC.


                             EXECUTIVE COMPENSATION

Compensation Committee Report

         The Compensation Committee makes compensation decisions concerning the executive officers of the Company. The policies of the Company's compensation program with respect to executive officers are:

            o to provide compensation that will attract and retain superior executive talent;

            o to support the achievement of the goals contained in the Company's annual plan by linking a portion of the executive officer's compensation to the achievement of such goals; and

            o to enhance shareholder value by the use of stock options and other forms of equity compensation to further align the interests of the executive officers with those of shareholders.

         The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, and various benefits, including those benefits that are generally available to all full-time employees of the Company, such as participation in group medical and life insurance plans and a 401(k) plan. The Company seeks to be competitive with compensation programs offered by companies of a similar size within similar industries based on formal and informal surveys conducted by the Company.

         During 2003, the Company owned approximately 63% of the outstanding common stock of NCO Portfolio. On March 26, 2004, the Company acquired the minority interest of NCO Portfolio and NCO Portfolio became a wholly owned subsidiary of the Company. During 2003, Mr. Barrist also served as President and Chief Executive Officer of NCO Portfolio, Mr. Gindin also served as Executive Vice President and General Counsel of NCO Portfolio and Mr. Winokur also served as an employee of NCO Portfolio. Prior to that acquisition, the compensation committee of NCO Portfolio determined the compensation payable to Messrs. Barrist, Gindin and Winokur in their capacities as officers and/or employees of NCO Portfolio.

         Base Salary. Generally, the Company enters into long-term employment agreements with each of its executive officers that establish, among other things, minimum base salary levels and incentive compensation arrangements. The Company attempts to set minimum base salary levels at amounts designed to be competitive with executive positions at similarly situated companies. During 2000 and 2003, an independent compensation consultant assisted the Compensation Committee with its review of executive officer compensation levels. Under their employment agreements, as amended and after giving effect to raises they have received subsequent to those agreements, Messrs. Barrist, Elliott, Gindin, Leckerman and Winokur are entitled to receive annual base salaries for 2004 of $683,613, $274,602, $278,866, $331,864 and $335,213, respectively. Such base salaries are adjusted each year in accordance with the Consumer Price Index ("CPI").

         Annual Incentive Compensation. The Company's executive officers, including Messrs. Barrist, Elliott, Gindin, Leckerman, and Winokur generally receive such annual bonuses as are determined by the Compensation Committee. These bonuses are based on attaining certain goals as are determined by the Compensation Committee. As set forth in the Summary Compensation Table, each of the Messrs. Barrist, Elliot, Gindin, Leckerman and Winokur received bonus compensation during 2003. Messrs. Barrist, Gindin, and Winokur generally received such annual bonuses from NCO Portfolio as were determined by the compensation committee of NCO Portfolio. These bonuses were based on attaining certain goals as were determined by the compensation committee of NCO Portfolio. Messrs. Barrist, Gindin, and Winokur received bonus compensation during 2003 from NCO Portfolio of $37,708, $18,854 and $18,854, respectively.

         Stock Options. The Company uses the 1996 Stock Option Plan as a long-term incentive plan for executive officers and key employees. The objectives of the 1996 Plan are to align the long-term interests of officers, key employees and directors of, and important consultants to, the Company with the shareholders by creating a direct link between compensation and shareholder return and to enable such persons to develop and maintain a significant long-term equity interest in the Company. The 1996 Plan authorizes the Compensation Committee to award stock options to the Company's officers, key employees, directors and important consultants. In general under the 1996 Plan, options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant and are exercisable according to a vesting schedule determined by the Compensation Committee at the time of grant. Information concerning option grants to certain executive officers in 2003 is set forth in the Summary Compensation Table.

         NCO Portfolio used its 2000 Plan as a long-term incentive plan for executive officers, other key employees, directors and consultants. In February 2003, NCO Portfolio granted options to purchase 25,000, 15,000 and 15,000 shares of NCO Portfolio common stock to Messrs. Barrist, Gindin and Winokur, respectively, each at an exercise price of $6.46 per share, for services provided to NCO Portfolio in 2002. As result of the Company's acquisition of the minority interest of NCO Portfolio on March 26, 2004, each option to purchase shares of NCO Portfolio common stock was converted into an option to purchase shares of the Company's Common Stock, and the number of shares subject to the option and the exercise price were adjusted based upon the merger exchange ratio of 0.36187 shares of Company Common Stock for each share of NCO Portfolio common stock.

         If Proposal 2 is approved, then the 2004 Equity Incentive Plan will replace the 1996 Plan and no new options will be issued pursuant to the 1996 Plan.

         Determination of Compensation of Chief Executive Officer. In his capacity as President and Chief Executive Officer of NCO, Mr. Barrist's annual base salary in 2003 was $668,889, including salary paid by NCO Portfolio. NCO raised Mr. Barrist's annual base salary to $683,613 per year, effective January 1, 2004 in accordance with the CPI. NCO paid Mr. Barrist a bonus of $241,022, including bonus paid by NCO Portfolio, in 2003 because the Company and NCO Portfolio attained certain goals as were determined by the respective Compensation Committees. In May 2003, NCO granted Mr. Barrist options to purchase 100,000 of Common Stock at an exercise price of $18.17. In February 2003, NCO Portfolio granted options to purchase 25,000 shares of NCO Portfolio common stock to Mr. Barrist, at an exercise price of $6.46 per share, for services provided to NCO Portfolio in 2002. As result of the Company's acquisition of the minority interest of NCO Portfolio on March 26, 2004, each option to purchase shares of NCO Portfolio common stock was converted into an option to purchase shares of NCO Common Stock, with the number of shares subject to the option and the exercise price based upon the merger exchange ratio of
0.36187 shares of Company Common Stock for each share of NCO Portfolio common stock.

         Policy with respect to Section 162(m) of the Internal Revenue Code. Generally, Section 162(m) of the Internal Revenue Code of 1986, and the regulations promulgated thereunder (collectively, "Section 162(m)"), denies a deduction to any publicly held corporation, such as the Company, for certain compensation exceeding $1,000,000 paid during each calendar year to each of the chief executive officer and the four other highest paid executive officers, excluding, among other things, certain qualified performance-based compensation. The Compensation Committee has considered the impact of Section 162(m) and believes that it will not have a material adverse effect on the Company in 2004.

                           THE COMPENSATION COMMITTEE
                          William C. Dunkelberg, Ph.D.
                                 Eric S. Siegel
                                  Allen F. Wise

Summary Compensation Table

         The following table sets forth the compensation earned during each of the last three years by the Chief Executive Officer and the four other most highly compensated executive officers of the Company whose aggregate salaries and bonuses exceeded $100,000 for services rendered in all capacities to the Company during 2003.


                                                                               Long-Term
                                                                              Compensation
                                                    Annual Compensation        Awards (1)
                                                   --------------------     -----------------
                                                                               Securities
              Name and                                                         Underlying           All Other
         Principal Position            Year        Salary($)     Bonus($)      Options (#)      Compensation($)(2)
--------------------------------      ------       ---------    ---------     ------------      -------------------
Michael J. Barrist (3)                 2003         668,889      241,022        100,000               7,164
  Chairman of the Board, President     2002         656,433           --             --              44,238
  and Chief Executive Officer          2001         621,111      292,895        150,000              51,433

Stephen W. Elliott                     2003         268,686       72,609         20,000               9,102
  Executive Vice President,            2002         263,682       50,000         30,000               2,779
  Information Technology and Chief     2001         256,750      142,978         50,000               3,186
  Information Officer

Joshua Gindin, Esq. (4)                2003         272,862       78,451         20,000               5,437
  Executive Vice President             2002         267,780       50,000         30,000               6,768
  and General Counsel                  2001         251,702      121,018         50,000               5,711

Steven Leckerman                       2003         321,848      117,000         20,000               6,125
  Executive Vice President,            2002         256,750       50,000         30,000               8,726
  U.S. Operations and Chief            2001         250,000      168,750         50,000               8,132
  Operating Officer, Accounts
  Receivable Outsourcing

Steven L. Winokur (5)                  2003         327,999       93,350         20,000               6,516
  Executive Vice President, Finance,   2002         321,889       50,000         30,000               7,582
  Chief Financial Officer, Chief       2001         304,394      165,031         50,000               6,978
  Operating Officer of Shared
  Services, and Treasurer

-------------

(1) The Company did not grant any restricted stock awards or stock appreciation rights during the years presented.
(2) For 2003, included: (i) the Company matching contribution under the 401(k) Profit Sharing Plan of $922, $1,672, $1,672, $296 and $1,636
         for Messrs. Barrist, Elliot, Gindin, Leckerman and Winokur, respectively; and (ii) premiums for disability and life insurance policies paid by the Company of $6,242, $7,430, $3,765, $5,829 and $4,880 for the benefit of Messrs. Barrist, Elliot, Gindin, Leckerman, and Winokur, respectively.
(3) Mr. Barrist's salary includes salary paid by NCO Portfolio of $104,649 for 2003, $102,700 for 2002 and $81,923 for 2001. Mr. Barrist's bonus includes bonus paid by NCO Portfolio of $37,708 in 2003 and $100,000 in 2001. "Securities Underlying Options" does not include: (i) options to purchase 25,000 shares of NCO Portfolio common stock granted to Mr. Barrist by NCO Portfolio in 2003 for services provided to NCO Portfolio in 2002; and (ii) options to purchase 125,000 shares of NCO Portfolio common stock granted to Mr. Barrist by NCO Portfolio in 2001.
 (4) Mr. Gindin's salary includes salary paid by NCO Portfolio of $52,324 for 2003, $51,350 for 2002 and $40,962 for 2001. Mr. Gindin's bonus includes bonus paid by NCO Portfolio of $18,854 in 2003 and $25,000 in 2001. "Securities Underlying Options" does not include: (i) options to purchase 15,000 shares of NCO Portfolio common stock granted to Mr. Gindin by NCO Portfolio in 2003 for services provided to NCO Portfolio in 2002; and (ii) options to purchase 90,000 shares of NCO Portfolio common stock granted to Mr. Gindin by NCO Portfolio in 2001.
(5) Mr. Winokur's salary includes salary paid by NCO Portfolio of $52,324 for 2003, $51,350 for 2002 and $40,962 for 2001. Mr. Winokur's bonus includes bonus paid by NCO Portfolio of $18,854 in 2003 and $25,000 in 2001. "Securities Underlying Options" does not include: (i) options to purchase 15,000 shares of NCO Portfolio common stock granted to Mr. Winokur by NCO Portfolio in 2003 for services provided to NCO Portfolio in 2002; and (ii) options to purchase 90,000 shares of NCO Portfolio common stock granted to Mr. Winokur by NCO Portfolio in 2001.

Option Grants in 2003

         The following table sets forth certain information concerning stock options granted during 2003 to each of the executive officers of the Company named in the Summary Compensation Table. All options were granted on May 19, 2003 at the fair market value of the Common Stock on the date of grant and become exercisable in three equal annual installments beginning one year after the date of grant.


                                                                                                Potential Realizable Value at
                                                                                                Assumed Annual Rates of Stock
                                                                                                Price Appreciation for Option
                                                     Individual Grants                                    Term (1)
                                       -----------------------------------------                -----------------------------
                                         Number of      Percent of
                                        Securities    Total Options
                                        Underlying      Granted to     Exercise
                                          Options     Employees in    Price Per   Expiration
         Name                             Granted      Fiscal Year      Share        Date           5%             10%
----------------------------           ------------    ------------   ----------  -----------    -------         -------
 Michael J. Barrist                      100,000          17.0%         $18.17     5/19/2010     $739,701      $1,723,819

 Stephen W. Elliott                       20,000           3.4%         $18.17     5/19/2010     $147,940        $344,764

 Joshua Gindin, Esq.                      20,000           3.4%         $18.17     5/19/2010     $147,940        $344,764

 Steven Leckerman                         20,000           3.4%         $18.17     5/19/2010     $147,940        $344,764

 Steven L. Winokur                        20,000           3.4%         $18.17     5/19/2010     $147,940        $344,764

--------------

(1) Represents the difference between the market value of the Common Stock for which the option may be exercised, assuming that the market value of the Common Stock on the date of grant appreciates in value to the end of the seven-year option term at annualized rates of 5% and 10%, respectively, and the exercise price of the option. The rates of appreciation used in this table are prescribed by regulation of the SEC and are not intended to forecast future appreciation of the market value of the Common Stock.


         In February 2003, NCO Portfolio granted options to purchase 25,000, 15,000 and 15,000 shares of NCO Portfolio common stock to Messrs. Barrist, Gindin and Winokur, respectively, each at an exercise price of $6.46 per share, for services provided to NCO Portfolio in 2002. As result of the Company's acquisition of the minority interest of NCO Portfolio on March 26, 2004, each option to purchase shares of NCO Portfolio common stock was converted into an option to purchase shares of the Company's Common Stock, and the number of shares subject to the option and the exercise price were adjusted based upon the merger exchange ratio of 0.36187 shares of Company Common Stock for each share of NCO Portfolio common stock.

Aggregated Option Exercises in 2003 and 2003 Year-End Option Values

         The following table sets forth certain information concerning stock options exercised during 2003 by each of the executive officers of the Company named in the Summary Compensation Table and the number of unexercised options and the value of unexercised options at December 31, 2003 held by each of the executive officers of the Company named in the Summary Compensation Table.

                                                              Number of Securities
                                                             Underlying Unexercised        Value of Unexercised
                                                                    Options at            In-the-Money Options at
                          Shares Acquired                        December 31, 2003         December 31, 2003 (1)
          Name              on Exercise    Value Realized   Exercisable/Unexercisable   Exercisable/Unexercisable
----------------------    --------------   --------------  --------------------------   ---------------------------
Michael J. Barrist              --              --              425,000 / 150,000          $335,800 / $588,500

Stephen W. Elliott              --              --              168,333 / 56,667           $182,199 / $270,301

Joshua Gindin, Esq.             --              --              173,333 / 56,667           $180,799 / $270,301

Stephen Leckerman               --              --              163,333 / 56,667           $156,399 / $270,301

Steven L. Winokur               --              --              267,783 / 56,667           $484,689 / $270,301

------------
(1) Represents the difference between $22.72, the last sale price of the Common Stock on December 31, 2003, as reported on the Nasdaq National Market, and the exercise price of in-the-money options, multiplied by the number of exercisable or unexercisable options held, as applicable.

         The following table sets forth certain information concerning NCO Portfolio common stock options exercised during 2003 by Messrs. Barrist, Gindin and Winokur and the number of unexercised options and the value of unexercised options at December 31, 2003 held by each of them.



                                                                Number of Securities
                                                               Underlying Unexercised         Value of Unexercised
                                                                    Options at             In-the-Money Options at
                        Shares Acquired                          December 31, 2003           December 31, 2003 (1)
         Name             on Exercise      Value Realized    Exercisable/Unexercisable     Exercisable/Unexercisable
---------------------   ---------------    --------------   ---------------------------    ---------------------------
Michael J. Barrist            --                --                83,332 / 66,668              $109,165 / $98,835

Joshua Gindin, Esq.           --                --                60,000 / 45,000              $ 77,800 / $65,450

Steven L. Winokur             --                --                60,000 / 45,000              $ 77,800 / $65,450

---------------
(1) Represents the difference between $8.23, the last sale price of the NCO Portfolio common stock on December 31, 2003, as reported on the Nasdaq National Market, and the exercise price of in-the-money options, multiplied by the number of exercisable or unexercisable options held, as applicable.

         As result of the Company's acquisition of the minority interest of NCO Portfolio on March 26, 2004, each option to purchase shares of NCO Portfolio common stock was converted into an option to purchase shares of the Company's Common Stock, and the number of shares subject to the option and the exercise price were adjusted based upon the merger exchange ratio of 0.36187 shares of Company Common Stock for each share of NCO Portfolio common stock.

Employment Agreements

         The Company has entered into employment agreements with each of Messrs. Barrist, Elliott, Gindin, Leckerman and Winokur. The term of the agreements with Messrs. Barrist, Gindin and Winokur ends on June 30, 2006, the term of the agreement with Mr. Elliott ends on January 31, 2007 and the term of the agreement with Mr. Leckerman ends on November 21, 2004, subject, in each case, to any early termination provisions set forth in the agreements. The salaries and bonuses payable under these agreements are described above in "Compensation Committee Report."

         The agreements for Messrs. Barrist, Gindin and Winokur provide that, in the event of their death or the termination of their employment by the Company other than for cause, as defined in the agreements, the Company shall continue to pay the employee's full compensation, including bonuses, for the balance of the term. The agreements for Messrs. Elliott and Leckerman provide that if the Company terminates their employment without cause, they will continue to be paid their base salary through the balance of the term and a prorated portion of their bonus through the date of termination. In addition to a non-disclosure covenant, each employment agreement also contains a non-competition covenant.

Executive Salary Continuation Plan

         The Company has adopted an Executive Salary Continuation Plan that provides beneficiaries of designated participants with a salary continuation benefit in the event of the participant's death while employed by the Company. Participants are selected by the Board of Directors of the Company. The salary continuation payments range from a payment of $30,000 per year for 10 years after the death of the participant to a payment of 50% to 100% of a participant's salary and bonus, subject to a maximum of $400,000 per year, for five years after the death of the participant. The Company maintains insurance on the lives of the participants to satisfy its obligations under the Plan. Each of Messrs. Barrist, Elliott, Gindin, Leckerman and Winokur is a participant in this Plan and their respective beneficiaries will be entitled to receive 100% salary and bonus continuation payments for five years in the event of their death.

Stock Option Plans

         The Company's stock option plans, sometimes referred to as the Plans, consist of the Stock Option Plan (the "1995 Plan"), the 1996 Stock Option Plan (the "1996 Plan"), the 1996 Non-Employee Director Stock Option Plan (the "Director Plan"), the JDR Holdings, Inc. 1997 Stock Option Plan (the "JDR Plan"), the Compass Employee Incentive Compensation Plan (the "Compass Plan"), the NCO Portfolio 2000 Stock Option Plan (the "NCO Portfolio Plan") and the RMH Teleservices, Inc. Amended and Restated 1996 Stock Incentive Plan (the "RMH Plan"). The purpose of the Plans is to attract and retain employees, non-employee directors, and independent consultants and contractors and to provide additional incentive to them by encouraging them to invest in the Common Stock and acquire an increased personal interest in the Company's business. Payment of the exercise price for options granted under the Plans may be made in cash, shares of Common Stock or a combination of both. All options granted pursuant to the Plans are exercisable in accordance with a vesting schedule which is set at the time of the issuance of the option and, except as indicated below, may not be exercised more than ten years from the date of grant. Options granted under the Plans will become immediately exercisable upon a "change in control" as defined in the Plans. All options granted under the 1996 Plan after May 19, 2003 must have a vesting schedule of not less than three years (except that options will vest and become immediately exercisable upon a "change in control" as defined in the 1996 Plan) and may not be exercised more than seven years from the date of grant.

         1995 Plan and 1996 Plan. All officers, directors, key employees, independent contractors and independent consultants of the Company or any of its current or future parents or subsidiaries are eligible to receive options under the 1995 Plan and the 1996 Plan. These Plans are administered by the Compensation Committee of the Board of Directors or, at the option of the Board of Directors, the Board of Directors may administer these Plans. The Compensation Committee will select the optionees and will determine the nature of the option granted, the number of shares subject to each option, the option vesting schedule and other terms and conditions of each option. The Board of Directors may modify or supplement these Plans and outstanding options and may suspend or terminate these Plans, provided that such action may not adversely affect outstanding options.

         The President of the Company has the authority under the 1996 Plan, as amended, to select the optionees and determine the nature of the option granted, the number of shares subject to each option (subject to an annual limit of 5,000 shares per participant or 10,000 shares with respect to grants to participants in connection with an acquisition), the option vesting schedule (not less than three years for the 1996 Plan) and other terms and conditions of each option. However, the President has no authority to grant options to any participant who is subject to Section 16 of the Securities Exchange Act of 1934.

         As of December 31, 2003, there were options to purchase 4,219,181 shares of Common Stock outstanding under the 1996 Plan and the Company may grant options to purchase an additional 235,714 shares of Common Stock under the 1996 Plan. If Proposal 2 is approved, the 2004 Equity Incentive Plan will replace, on a prospective basis, the Company's 1996 Plan and no new grants will be made from the 1996 Plan. As of December 31, 2003, there were options to purchase 22,173 shares of Common Stock outstanding under the 1995 Plan and the Company may not grant any additional options under the 1995 Plan. Options granted under these Plans may be incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options not intended to so qualify, except that incentive stock options may only be granted to employees. These Plans require the exercise price of stock options to be at least equal to the fair market value of the Common Stock on the date of the grant. In the case of incentive stock options granted to a shareholder owning, directly or indirectly, in excess of 10% of the Common Stock, the option exercise price must be at least equal to 110% of the fair market value of the Common Stock on the date of grant and such option may not be exercised more than five years from the date of grant.

         All unexercised options terminate three months following the date on which an optionee's employment by, or relationship with, the Company or any parent or subsidiary of the Company, terminates other than by reason of disability or death (but not later than the expiration date) whether or not such termination is voluntary. Any option held by an employee who dies or who ceases to be employed because of disability must be exercised by the employee or his or her representative within one year after the employee dies or ceases to be an employee (but not later than the scheduled termination date). Options are not transferable other than by will or the laws of descent and distribution. No options may be granted under the 1996 Plan after August 2006. No individual may receive options under the 1995 Plan or the 1996 Plan for more than 90% of the total number of shares of the Company's Common Stock authorized for issuance under such Plans.

         Director Plan. All non-employee directors automatically receive options under the Director Plan. The Director Plan is administered by the Board of Directors of the Company, including non-employee directors, who may modify, amend, suspend or terminate the plan, other than the number of shares with respect to which options are to be granted, the option exercise price, the class of persons eligible to participate, or options previously granted.

         The Company is authorized to issue 150,000 shares of Common Stock upon the exercise of options under the Director Plan. Options granted under the Director Plan are not incentive stock options under Section 422 of the Code. Each person who is first elected or appointed to serve as a non-employee director of the Company automatically is granted an option to purchase 15,000 shares of Common Stock and automatically is granted an option to purchase 3,000 shares of Common Stock at each annual meeting of shareholders thereafter provided that such person is re-elected or continues as a non-employee director. As of December 31, 2003, there were options to purchase 123,000 shares of Common Stock outstanding under the Director Plan.

         JDR, Compass, NCO Portfolio and RMH Plans. In connection with the acquisition of JDR Holdings, Inc. in March 1999, Compass International Services Corporation in August 1999, NCO Portfolio in March 2004 and RMH in April 2004, the Company assumed the JDR Plan, the Compass Plan, the NCO Portfolio Plan and the RMH Plan and outstanding stock options under those plans. As of December 31, 2003 there were outstanding stock options to purchase a total of 5,516 shares and 106,922 shares of NCO Common Stock under the JDR Plan and the Compass Plan, respectively. As of April 2, 2004 there were outstanding stock options to purchase a total of 260,010 shares and 247,904 shares of NCO Common Stock under the NCO Portfolio Plan and the RMH Plan, respectively. No additional options may be granted under the JDR Plan, the Compass Plan, the NCO Portfolio Plan or the RMH Plan.

Stock Performance Graphs

         Comparison of Cumulative Total Shareholder Returns Since Initial Public Offering

         The following graph shows a comparison of the cumulative total return for the Company's Common Stock, the Nasdaq Stock Market and the S&P Midcap 400 Index, assuming an investment of $100 on November 13, 1996, the date of the Company's initial public offering, and the reinvestment of all dividends.

         The Company believes that there does not exist a representative industry peer group of companies with a similar business segment profile. SEC regulations provide that companies may use a base other than industry or line of business for determining its peer group index, such as an index of companies with similar market capitalization. Accordingly, the Company has selected the S&P Midcap 400 as a representative peer group.

         The beginning and end data points used for the performance graph are listed below.

                                [GRAPH OMITTED]



Performance Graph
  Data Points                  11/13/96   12/31/96  12/31/97  12/31/98  12/31/99   12/31/00  12/31/01   12/31/02  12/31/03
----------------               --------   --------  --------  --------  --------   --------  --------   --------  --------
NCO Group, Inc..............     100       130        297       519        348       350        264       184       262
Nasdaq Composite............     100       102        125       174        323       196        155       106       159
S&P Midcap 400..............     100       102        133       156        177       206        203       171       230


          Comparison of Five-Year Cumulative Total Shareholder Returns

         The following graph shows a comparison of the cumulative total return for the Company's Common Stock, the Nasdaq Stock Market and the S&P Midcap 400 Index, assuming an investment of $100 on December 31, 1998, and the reinvestment of all dividends.

         The beginning and end data points used for the performance graph are listed below.

                                [GRAPH OMITTED]


 Performance Graph
    Data Points                        12/31/98     12/31/99     12/31/00      12/31/01     12/31/02     12/31/03
-------------------                   ----------   ----------    --------      --------     --------     ---------
NCO Group, Inc................            100           67           68            51           35           50
Nasdaq Composite..............            100          186          113            89           61           91
S&P Midcap 400................            100          113          132           130          110          147

                              CERTAIN TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

         In 2003, the Compensation Committee consisted of Messrs. Dunkelberg, Siegel and Wise. No person who served as a member of the Compensation Committee during 2003 was a current or former officer or employee of the Company or, except as described below, engaged in certain transactions with the Company required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during 2003, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

NCO Portfolio Management, Inc.

         In February 2001, the Company completed the merger of its subsidiary, NCO Portfolio, with Creditrust Corporation ("Creditrust"). Creditrust was a purchaser, collector and manager of defaulted consumer receivables. Creditrust filed for protection under Chapter 11 of the Bankruptcy Code in June 2000. The merger was part of Creditrust's plan of reorganization that was confirmed by the Bankruptcy Court in January 2001. As a result of the merger, the Company owned 63% of the outstanding stock of NCO Portfolio and elected a majority of the members of NCO Portfolio's board of directors. In connection with this transaction, Michael J. Barrist, the Company's Chairman, President and Chief Executive Officer, purchased 382,217 shares of NCO Portfolio common stock for a purchase price of $2.0 million as part of the plan of reorganization. Mr. Barrist also served as Chairman, President and Chief Executive Officer of NCO Portfolio. Joshua Gindin, the Company's Executive Vice President and General Counsel, also served as Executive Vice President and General Counsel of NCO Portfolio and Steven L. Winokur, the Company's Executive Vice President, Finance, Chief Financial Officer, Chief Operating Officer of Shared Services and Treasurer, also served as an employee of NCO Portfolio. On March 26, 2004, the Company acquired the minority interest of NCO Portfolio and NCO Portfolio became a wholly owned subsidiary of the Company.

         NCO Portfolio focuses on the purchase of delinquent receivables. NCO Portfolio was a public company that traded under the symbol "NCPM." In connection with the plan of reorganization, the Company entered into a 10-year servicing agreement with NCO Portfolio under which the Company's subsidiary, NCO Financial Systems, Inc. has the right to manage and collect all consumer receivables owned by NCO Portfolio. Under the agreement, NCO Financial Systems is paid a servicing fee that typically ranges from 20% to 40% of collections, depending on the nature of the accounts. Management believes that the fees paid are reasonable and are consistent with rates charged by other collection agencies for the same type of services. For the year ended December 31, 2003, NCO Portfolio paid NCO Financial Systems, Inc. servicing fees of $49.6 million.

         In connection with the merger of Creditrust into NCO Portfolio, the Company amended its revolving credit facility with Citizens Bank of Pennsylvania ("Citizens Bank") to allow the Company to provide NCO Portfolio with a revolving line of credit in the form of a subfacility under its existing credit facility. The borrowing capacity of the subfacility was subject to quarterly reductions of $3.75 million until the earlier of the maturity date or the date at which the subfacility was reduced to $25.0 million. NCO Portfolio paid interest to the Company on outstanding borrowings at an interest rate equal to the Company's interest rate under the credit agreement with Citizens Bank plus two percent, all of which (except for one percent) is then paid by the Company to Citizens Bank. Effective August 13, 2003, in connection with the Company's amendment to its credit facility, NCO Portfolio amended its credit agreement with the Company. Paralleling the Company's credit facility, the term of the credit agreement was extended until March 15, 2006 . Additionally, the structure of the credit agreement was changed to an open line of credit with the Company, and was no longer a subfacility under the Company's credit facility with Citizens Bank. The Company could extend credit to NCO Portfolio up to the maximum borrowing capacity without restriction, initially $32.5 million. The borrowing capacity of the credit agreement is subject to mandatory quarterly reductions of $3.75 million per quarter for the quarters ending September 30 and December 31, 2003, at which time the facility will remain at $25.0 million until the maturity date. The NCO Portfolio credit agreement carries interest at one percent over the Company's underlying rate from Citizens Bank and other participating lenders, which is paid to the Company. As of December 31, 2003, the outstanding balance under the credit agreement was $25.0 million.

         In connection with Creditrust's plan of reorganization, the Company assumed the lease and purchased related assets of one call center of Creditrust for a purchase price of approximately $1.0 million. During 2003, NCO Portfolio paid the Company $180,000 in costs relating to certain shared services, including office space, human resources, insurance, legal, payroll processing, external reporting, management information systems and certain other administrative services.

         In December 2002, NCO Portfolio invested $2.4 million for an 80% limited partnership interest in a portfolio from a major financial institution in the United Kingdom. NCO Portfolio's 20% general partner in the transaction is NCO Financial Services (UK) Ltd. ("NCO (UK)"), a wholly owned subsidiary of the Company. NCO (UK) is in the business of contingency fee based collections in the United Kingdom, and also purchases accounts receivable in the United Kingdom. NCO (UK) has been servicing the portfolio since originally outsourced by the seller and will continue to do so under the partnership agreement between the two companies. Under the partnership agreement, NCO (UK) will receive a 15% preferred distribution for its services to the partnership, including the ongoing servicing of the portfolio. Thereafter, collections are split 80% to NCO Portfolio and 20% to NCO (UK).

         On March 26, 2004, the Company acquired the minority interest of NCO Portfolio and NCO Portfolio became a wholly owned subsidiary of the Company.

Use of Airplane

         The Company used an airplane that was partly owned by Michael J. Barrist. During 2001 and most of 2002, the Company paid the total monthly management fee associated with the airplane and its share of out-of-pocket costs to a third-party management company for its use of the airplane. The third-party management company was not affiliated with Mr. Barrist. Effective November 2002, the Company changed its arrangement with Mr. Barrist. During a portion of 2002 and during 2003, the Company reimbursed Mr. Barrist for the use of the plane based on a per-hour rate. The per-hour rate consisted of actual operating costs plus the hourly cost equivalent for the monthly management fee, interest and depreciation. The Company paid costs for its use of the airplane equal to $363,000, $478,000 and $719,000 for the years ended December 31, 2001, 2002 and
2003, respectively.

         In February 2004, the Company took an assignment of rights held by Mr. Barrist under a deposit agreement and a related maintenance agreement to purchase an interest in a new airplane. The Company believed that the assignment of the deposit agreement and maintenance agreement allowed it to purchase the interest in the new airplane, and receive maintenance, at prices less than it would otherwise have been able to obtain if it entered into new agreements with the manufacturer. Upon purchasing the interest in the new airplane in March 2004, the prior arrangement with Mr. Barrist concerning the Company's use of his airplane was terminated.

Split-Dollar Life Insurance Policies

         The Company was party to certain split-dollar life insurance policies, which were purchased in 1997. These policies separately insure: (i) the joint lives of Michael J. Barrist and his spouse; and (ii) the joint lives of Charles
C. Piola, Jr. and his spouse. Under the terms of the split-dollar agreement, the Company paid the premiums for certain survivorship life insurance policies on the lives of Mr. and Mrs. Barrist and Mr. and Mrs. Charles C. Piola, Jr. with an aggregate face value of $50.0 million and $30.0 million, respectively, only to the extent that the premiums are in excess of the cost of the term insurance coverage. While the proceeds of the policies are payable to the beneficiaries designated by the respective executives, the Company has an interest in the insurance benefits equal to the cumulative amount of premiums it has paid and is not responsible to pay any premiums in excess of the cash surrender value of the respective policies. In November 2002, it was determined that the Company would suspend payment of premiums for these policies. Subsequently, the Company decided to terminate the split-dollar agreements. In conjunction with this termination, the Company transferred the existing policies to the insured, and was reimbursed during 2003 for all premiums paid on these policies. During December 2002, the Company inadvertently paid $138,000 of premiums that were reimbursed by Mr. Barrist and Mr. Piola in January 2003.

Employment of Marc L. Wise

         Marc L. Wise served as a Senior Vice President of the Company and was paid annual compensation (salary and bonus) of $175,000 for services rendered in 2003, and received other compensation of $2,045 which included the Company matching contribution under the 401(k) Profit Sharing Plan and premiums for disability and life insurance policies paid by the Company. Marc L. Wise is the son of Allen F. Wise, a director of the Company and a member of the Compensation Committee. Marc L. Wise resigned from the Company in February 2004.

Transactions with PSC

         Eric S. Siegel is a director of PSC Info Group ("PSC"), a provider of outsourced mail services and related document management services. Mr. Siegel also owns approximately 1% of the outstanding common stock of PSC and provides nonoperational consulting services to PSC. The Company paid PSC a total of $32.3 million for producing and mailing collection letters in 2003, which the Company believes was comparable to or less than other mail outsourcing companies would charge for similar volumes of business. Mr. Siegel has not been, and will not be involved in the negotiation or the administration of the Company's contract with PSC.

                                   PROPOSAL 2

                     APPROVAL OF 2004 EQUITY INCENTIVE PLAN

         In April 2004, the Board of Directors approved the 2004 Equity Incentive Plan (the "Incentive Plan"), subject to shareholder approval. The Company is submitting the Incentive Plan to shareholders for approval in accordance with Nasdaq listing standards that require shareholder approval of most equity-based compensation plans, including the Incentive Plan. The Incentive Plan is also being submitted for shareholder approval so that, among other reasons, the requisite shareholder approval may be obtained to permit the issuance of incentive stock options under the Internal Revenue Code and to permit the Company to deduct certain performance-based compensation under
Section 162(m) of the Internal Revenue Code. The 2004 Equity Incentive Plan is described below.

         The Incentive Plan will replace, on a prospective basis, the Company's 1996 Plan. If the Incentive Plan is approved by the Company's shareholders, no new grants will be made from the 1996 Plan. Any awards previously granted under the 1996 Plan will continue to vest and/or be exercisable in accordance with their original terms and conditions. If the Incentive Plan is not approved, the Company intends to continue to issue options under the 1996 Plan to the extent that authorized shares are available.

                  Description of the 2004 Equity Incentive Plan

         The following summary of the 2004 Equity Incentive Plan is qualified in its entirety by the specific language of the Incentive Plan, which is filed as Appendix B to the Company's definitive proxy statement on Form 14A for the 2004 annual meeting of shareholders available on the SEC's website at www.sec.gov. A copy of the Incentive Plan may also be obtained upon request to the Company and without charge as described in "Annual Report To Shareholders and Form 10-K." Capitalized terms used but not defined herein have the meanings set forth in the Incentive Plan.

General

         The purposes of the Incentive Plan are to attract and promote the long-term retention of key employees, directors and certain other persons who are in a position to make significant contributions to the success of the Company, to reward these employees, directors and other persons for their contributions, to provide additional incentive to such employees, directors and other persons to continue making similar contributions and to further align the interests of these employees, directors and other persons with those of the Company's shareholders. To achieve these purposes, the Incentive Plan permits grants of incentive stock options ("ISOs"), options not intended to qualify as incentive stock options ("non-ISOs"), stock appreciation rights ("SARs"), restricted and unrestricted stock awards, restricted stock units, performance awards, supplemental cash awards and combinations of the foregoing (collectively referred to as "Awards"). Awards of restricted and unrestricted stock, restricted stock units and/or deferred stock may also be issued to participants in connection with management or employee purchase programs. Shares issuable under Awards that terminate unexercised or otherwise terminate without an issuance of shares, shares issuable under Awards that are payable in stock or cash but are paid in cash, shares issued but later forfeited and shares that, at the election of the plan participant, are withheld by the Company to pay the exercise or purchase price of the Award or applicable withholding taxes will be available for future Awards under the Incentive Plan.

         The Incentive Plan is intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code (the "Section 162(m) Limitations"), which limits the deductibility of certain compensation in excess of $1,000,000 per year paid by a publicly traded corporation to "Covered Employees." "Covered Employees" are determined at the end of the tax year, and are the Chief Executive Officer plus the other four most highly compensated employees of the Company whose compensation is reported to shareholders under applicable SEC rules and regulations.

         Compensation paid to Covered Employees will not be subject to the
Section 162(m) Limitations if it is considered "qualified performance-based compensation." Under the regulations to Section 162(m), compensation related to Awards (other than supplemental cash awards) is deemed to constitute qualified performance-based compensation if the Award meets the following conditions: (i) it is made by a committee of the board of directors comprised solely of two or more outside directors; (ii) the plan under which the Award is made sets forth the maximum number of shares with respect to Awards that may be granted to any individual during a specified period; (iii) under the terms of the Award, the amount of compensation that an employee can receive is based solely on an increase in the value of the shares of Common Stock after the date of the grant or award; and (iv) the material terms of plan are disclosed to and approved by shareholders. As described in more detail below, the terms of the Incentive Plan are intended to satisfy the foregoing requirements with respect to Awards to "Covered Employees."

Administration

         The Incentive Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors, which has full and exclusive power to administer and interpret the Incentive Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Incentive Plan and the Awards as it may deem necessary in its discretion, from time to time. The Committee is comprised solely of outside directors of the Company who are intended to satisfy the requirements of the Section 162(m) Limitations. The Committee's authority will include the authority to: (i) determine the type of Awards to be granted under the Incentive Plan; (ii) select Award recipients and determine the extent of their participation; (iii) determine the method or formula for establishing the fair market value of the Common Stock for various purposes under the Incentive Plan; and (iv) establish all other terms, conditions, restrictions and limitations applicable to Awards and the shares of Common Stock issued pursuant to Awards, including, but not limited to, those relating to a participant's retirement, death, disability, leave of absence or termination of employment. The Committee may accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the Common Stock issued pursuant to Awards and make any and all other interpretations and determinations which it deems necessary with respect to the administration of the Incentive Plan, other than a reduction of the exercise price of an option after the grant date and subject to the provisions of Section 162(m) of the Internal Revenue Code with respect to "Covered Employees." The Committee's right to make any decision, interpretation or determination under the Incentive Plan shall be in its sole and absolute discretion.

Eligibility

         ISOs may be granted under the Incentive Plan only to employees of the Company. All current and future employees of the Company, directors and other persons who, in the opinion of the Committee, are in a position to make significant contributions to the success of the Company, such as consultants and non-employee directors, are eligible to receive all other types of Awards under the Incentive Plan.

Number of Shares Available for Issuance

         The aggregate number of shares of Common Stock for which Awards may be granted under the Incentive Plan will be 2,000,000 shares, with an individual limit of 150,000 shares per fiscal year for each participant (excluding grants under any individual employment agreement as an inducement material to the individual's entering into an employment contract with the Company).

Adjustments

         In the event of any stock dividend, stock split, combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders, or any other event affecting the Common Stock that the Committee deems, in its sole discretion, to be similar circumstances, the Committee may make such adjustments as it may deem appropriate, in its discretion, to:

            o the maximum number of shares available for issuance under the Incentive Plan or to any one participant;

            o the number or kind of shares of Common Stock covered by outstanding Awards;

            o     the exercise price applicable to outstanding Awards;

            o any measure of performance that relates to an Award in order to reflect such change in the Common Stock; and/or

            o     any other affected terms of any equity-based Award.

Exercise Price

         The Committee will determine the exercise price applicable to each ISO, non-ISO and SAR, which will not be less than the fair market value of Company Common Stock at the time of the grant, as described below. Except as described in the preceding paragraph, in no event may the exercise price of an option be reduced after the date of grant. The Incentive Plan does not permit the repricing of options without prior shareholder approval.

Options

         Recipients of stock options under the Incentive Plan will have the right to purchase shares of Common Stock at an exercise price, during a period of time and on such other terms and conditions as are determined by the Committee. For ISOs, the recipient must be an employee, the exercise price must be at least 100% (110% if issued to a greater than ten percent shareholder of the Company) of the fair market value of the Company's Common Stock on the date of grant and the term cannot exceed ten years (five years if issued to a greater than ten percent shareholder of the Company) from date of grant. The exercise price of a non-ISO must be at least 100% of the fair market value of Company Common Stock on the date of grant, except that such exercise price may be offset by forfeiture of an amount of cash compensation equivalent to the reduction in the exercise price. An option exercise price may be paid in cash or by check, bank draft or money order payable to the order of the Company, or if permitted by the Committee and subject to certain conditions, by delivery of shares of Company Common Stock that have been owned by the recipient for at least six months (unless the Committee expressly approves a shorter period) and have a fair market value on the date of exercise at least equal to the exercise price, or an unconditional and irrevocable undertaking by a broker to promptly deliver the necessary funds (including in connection with so-called "cashless exercise" effected by such broker) or by a combination of such methods. The Committee may cancel options (other than those granted in tandem with SARs) and cause the Company to pay to the recipient, in cash or shares of Common Stock (valued at the then fair market value of Company Common Stock), an amount equal to such fair market value minus the exercise price of the option shares. Stock options may become exercisable in cumulative increments, or "vest" as determined by the Committee. The Committee has the power to accelerate the time during which stock option may vest or be exercised.

Stock Appreciation Rights

         SARs may be granted under the Incentive Plan either alone or in tandem with stock options. Generally, recipients of SARs are entitled to receive upon exercise, cash or shares of Common Stock (valued at the then fair market value of Company Common Stock) equal to such fair market value on the date of exercise minus the fair market value on the date of grant of the shares subject to the SAR, although certain other measurements also may be used. A SAR granted in tandem with a stock option is exercisable only if and to the extent that the option is exercised.

Stock Awards

         The Incentive Plan provides for restricted and unrestricted stock awards, restricted stock units and deferred stock awards. Restricted and unrestricted stock awards allow the recipient to acquire shares of Company Common Stock for no consideration, nominal consideration or any higher price determined by the Committee. In the case of restricted stock awards, the shares acquired are subject to a vesting schedule and other possible conditions determined by the Committee. A restricted stock unit is an award denominated in shares of restricted Common Stock, pursuant to a formula determined by the Committee, which may be settled either in shares of restricted Common Stock or in cash, in the discretion of the Committee, subject to such other terms, conditions, restrictions and limitations determined by the Committee from time to time. A deferred stock award entitles the recipient to receive shares of Common Stock to be delivered in the future. Delivery of the Common Stock will take place at such time or times, and on such terms and conditions, as the Committee may determine.

Performance Awards

         The Incentive Plan provides for performance awards entitling the recipient to receive Awards without payment upon achieving certain performance goals determined by the Committee. At the discretion of the Committee, any of the above-described Awards may be contingent on attainment of performance goals which are based on certain pre-established criteria. Performance goals may involve overall corporate performance, operating group or business unit performance, personal performance or any other category of performance determined by the Committee.

Supplemental Cash Awards

         Under the Incentive Plan and subject to applicable law, supplemental cash awards may be granted to recipients of Awards to help defray taxes due as a result of the Awards. The terms and conditions of supplemental cash awards are determined by the Committee.

Section 162(m) Limitations

         If the Committee determines at the time an Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code is granted to a recipient that such recipient is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Award, a "covered employee," then the Committee may provide that the Award be subject to the achievement of specified levels of one or more of the following performance goals, unless and until the Company's shareholders approve a change to such performance goals: operating income, net earnings, earnings before interest, taxes, depreciation and amortization (EBITDA), earnings before interest and taxes (EBIT), net income, earnings per share, total shareholder return, cash flow, return on assets, decrease in expenses, Common Stock price, price-earnings multiple, comparisons to market indices, sales growth, market share, the achievement of certain quantitatively and objectively determinable non-financial performance measures including, but not limited to, growth strategies, strategic initiatives, corporate development and leadership development, and any combination of the foregoing. The performance goals shall be determined and approved by the Committee within the first 90 days of each fiscal year. Awards subject to such conditions may not be adjusted upward; however, the Committee shall retain the discretion to adjust such Awards downward. Prior to the payment of any Award subject to these Section 162(m) Limitations, the Committee shall certify in writing that the applicable performance goal was satisfied.

         The Committee shall have the discretion to impose such other restrictions on Awards as it may deem necessary or appropriate to ensure that such Awards qualify as performance-based compensation for purposes of Section 162(m) of the Code. In the event that applicable tax/and or securities laws change to permit the Committee the discretion to alter the governing performance goals without obtaining shareholder approval, the Committee shall have the sole discretion to make such changes without obtaining shareholder approval. In addition, in the event hat the Committee determines that it is advisable to grant Awards that shall not qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee may make such grants without satisfying the Section 162(m) Limitations.

Termination of Awards

         Except as otherwise determined by the Committee, upon termination of a recipient's employment or other relationship with the Company, (i) stock options and SARs remain exercisable for a period of 90 days (other than termination by reason of death or permanent disability, in which case such stock options and SARs will automatically become exercisable in full and will remain exercisable for a period of one year), but no longer than the term of the stock option or SAR, to the extent that they were exercisable at the time of termination; (ii) all restricted stock shall be transferred to the Company for purchase for the amount of cash paid for such stock, or forfeited to the Company if no cash were paid (other than termination by reason of death or permanent disability, in which case all restricted stock and restricted stock units shall automatically become free of all restrictions and conditions); (iii) if by reason of death or permanent disability, any payment or benefit under deferred stock awards, performance awards and supplemental grants shall be made by the Company; and
(iv) if by reason other than death or permanent disability, any payment or benefit under restricted stock units, deferred stock awards, performance awards and supplemental grants to which the recipient was not irrevocably entitled at the time of termination shall be forfeited and such Awards cancelled as of the date of such termination.

Change in Control

         The Incentive Plan generally provides that, unless the Committee determines otherwise at the time of grant with respect to a particular Award, in the event of a change in control (as defined below), (1) any options and SARs shall automatically become exercisable in full upon the occurrence of such change of control, (2) any restricted stock shall automatically become free of all restrictions and conditions upon the occurrence of such change of control, and (3) any conditions on restricted stock units, deferred stock awards performance awards and supplemental grants which relate only to the passage of time and continued employment shall automatically terminate upon the occurrence of such change of control.

         A change in control means: (i) the occurrence of an event that would, if known to the Company's management, be required to be reported by the Company as a change in control pursuant to the SEC's Current Report on Form 8-K under to the Exchange Act; or (ii) the acquisition or receipt, in any manner, by any person (as defined for purposes of the Exchange Act) or any group of persons acting in concert, of direct or indirect beneficial ownership (as defined for purposes of the Exchange Act) of more than 50% of the Company's combined voting securities ordinarily having the right to vote for the election of directors of the Company; or (iii) a change in the constituency of the Board of Directors with the result that individuals (the "Incumbent Directors") who are members of the Board on the effective date of the Incentive Plan cease for any reason to constitute at least a majority of the Board of Directors, provided that any individual who is elected to the Board after the effective date of the Incentive Plan and whose nomination for election was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as defined for purposes of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors; or (iv) the sale, exchange, liquidation or other disposition of all or more than 50% of the Company's business or assets; unless in any such case, at least a majority of the Incumbent Directors determine, prior to the occurrence of such change in control, that no change in control has or will have occurred; or (v) the occurrence of a reorganization, merger, consolidation or other corporate transaction involving the Company, in each case, with respect to which the Company's shareholders immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting securities ordinarily having the right to vote for the election of directors of the Company or other corporation resulting from such transaction; or (vi) the approval by the Company's shareholders of a complete liquidation or dissolution of the Company; or (vii) any similar transaction, circumstance or event which the Committee determines to constitute a change in control.

Additional Cancellation Provisions

         In any instance where the rights of a recipient under an Award continue after termination of their relationship with the Company, all of such rights shall terminate and be forfeited if, in the determination of the Committee, the recipient, at any time prior or subsequent to such termination, breached or violated, in a material way, the terms of any agreement with the Company, including any employment agreement, termination agreement, confidentiality agreement, non-solicitation agreement or non-competition agreement.

Reduction of Payments to Participants

         If any payment under the Incentive Plan constitutes a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code and is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code (the "Excise Tax"), then such payment will be reduced, if on an after-tax basis (including the Excise Tax), such reduction would result in the recipient receiving a greater amount of the payment.

Summary of Federal Income Tax Consequences

         The following is a brief summary of the principal United States federal income tax consequences of transactions under the Incentive Plan, based on current United States federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

         Non-ISOs. No taxable income is realized by a participant upon the grant of a non-ISO. Upon the exercise of a non-ISO, the participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock exercised over the aggregate non-ISO exercise price, even though that Common Stock may be subject to a restriction on transferability or may be subsequently forfeited, in limited circumstances. Income and payroll taxes are required to be withheld by the Company on the amount of ordinary income resulting to the participant from the exercise of a non-ISO. Any ordinary income recognized by the participant is generally deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility of compensation paid to some executives under Section 162(m) of the Internal Revenue Code. The participant's tax basis in shares of Common Stock acquired by exercise of a non-ISO will be equal to the exercise price plus the amount taxable as ordinary income to the participant.

         Upon a sale of the shares of Common Stock received by the participant upon exercise of the non-ISO, any gain or loss will generally be treated for federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of that stock. The participant's holding period for shares acquired after the exercise of a non-ISO begins on the date of exercise of that option.

         If the participant pays the exercise price in full or in part by using shares of previously acquired Common Stock, the exercise will not affect the tax treatment described above and no gain or loss generally will be recognized to the participant with respect to the previously acquired shares. The shares received upon exercise which are equal in number to the previously acquired shares used will have the same tax basis as the previously acquired shares surrendered to the Company, and will have a holding period for determining capital gain or loss that includes the holding period of the shares used. The value of the remaining shares received by the participant will be taxable to the participant as compensation, even though those shares may be subject to sale restrictions. The remaining shares will have a tax basis equal to the fair market value recognized by the participant as ordinary income and the holding period will commence on the exercise date. Shares used to pay applicable income and payroll taxes arising from that exercise will generate taxable income or loss equal to the difference between the tax basis of those shares and the amount of income and payroll taxes satisfied with those shares. The income or loss will be treated as long-term or short-term capital gain or loss depending on the holding period of the shares used. Where the shares used to pay applicable income and payroll taxes arising from that exercise generate a loss equal to the difference between the tax basis of those shares and the amount of income and payroll taxes satisfied with those shares, that loss may not be currently recognizable if, within a period beginning 30 days before the exercise date and ending 30 days after that date, the participant acquires or enters into a contract or option to acquire additional Common Stock.

         ISOs. No taxable income is realized by a participant upon the grant or exercise of an ISO. If shares of Common Stock are issued to a participant after the exercise of an ISO and if no disqualifying disposition of those shares is made by that participant within two years after the date of grant or within one year after the receipt of those shares by that participant, then:

            o upon the sale of those shares, any amount realized in excess of the option exercise price will be taxed to that participant as a long-term capital gain, and

            o     the Company will not be allowed a deduction.

         Additionally, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the participant.

         If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, that disposition would be a "disqualifying disposition," and generally:

            o the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise, or, if less, the amount realized on the disposition of the shares, over the ISO exercise price, and

            o     the Company will be entitled to deduct that amount.

         Any other gain realized by the participant on that disposition will be taxed as short-term or long-term capital gain, and will not result in any deduction to the Company. If a participant pays the exercise price in full or in part with previously acquired shares of Common Stock, the exchange will not affect the tax treatment of the exercise. Upon the exchange, no gain or loss generally will be recognized upon the delivery of the previously acquired shares to the Company, and the shares issued in replacement of the shares used to pay the exercise price will have the same basis and holding period for capital gain purposes as the previously acquired shares. A participant, however, would not be able to utilize the holding period for the previously acquired shares for purposes of satisfying the ISO statutory holding period requirements. Additional shares of Common Stock will have a basis of zero and a holding period that commences on the date the Common Stock is issued to the participant upon exercise of the ISO. If this exercise is effected using shares of Common Stock previously acquired through the exercise of an ISO, the exchange of the previously acquired shares may be a disqualifying disposition of that Common Stock if the holding periods discussed above have not been met.

         If an ISO is exercised at a time when it no longer qualifies as an ISO, the option will be treated as a non-ISO. Subject to some exceptions for permanent disability or death, an ISO generally will not be eligible for the federal income tax treatment described above if it is exercised more than three months following a termination of employment (one year if termination is due to death or disability, as defined in the Internal Revenue Code).

         Stock Appreciation Rights. Upon the exercise of a SAR, the participant will recognize ordinary income in an amount equal to the cash received plus the fair market value of any Common Stock received from the exercise. The participant's tax basis in the shares of Common Stock received in the exercise of the SAR will be equal to the ordinary income recognized with respect to the Common Stock. The participant's holding period for shares acquired on the exercise of a SAR begins on the exercise date. Income and payroll taxes are required to be withheld on the amount of compensation attributable to the exercise of the SAR, whether the income is paid in cash or shares. Upon the exercise of a SAR, the Company will generally be entitled to a deduction in the amount of the ordinary income recognized by the participant.

         Unrestricted and Restricted Stock. Upon the grant of an unrestricted stock award, the participant realizes ordinary income equal to the fair market value on the date of grant minus the price paid for the shares awarded. A recipient of a restricted stock award realizes ordinary income only as of and when the shares vest or are no longer subject to a substantial risk of forfeiture (as defined in the Internal Revenue Code). The ordinary income realized on each vesting or transfer date equals the fair market value on that date less any purchase price paid for the shares. A recipient of a restricted stock award may, however, choose or be required by the terms of the award to elect under Section 83(b) of the Internal Revenue Code to have the ordinary income associated with all of the restricted shares realized and measured on the date of grant. A recipient who makes such an election and later forfeits restricted shares may not claim a loss for tax purposes. The Company will generally be entitled to a deduction at the time and in the amount of the ordinary income recognized by the participant.

         Restricted Stock Units. A recipient of a restricted stock unit award realizes ordinary income only as of and when the shares vest or are no longer subject to a substantial risk of forfeiture (as defined in the Internal Revenue
Code). The ordinary income realized on each vesting or transfer date equals the fair market value on that date less the price paid for the shares. The Company will generally be entitled to a deduction at the time and in the amount of the ordinary income recognized by the participant.

         Performance Awards and Supplemental Grants. The tax consequences of a performance award depend upon the nature of the underlying award earned if and when the performance goals are achieved. The recipient of a supplemental cash award realizes ordinary income equal to the amount received, and the Company will generally be entitled to a corresponding deduction.

         Certain Limitations on Deductibility of Executive Compensation. As discussed above, the Section 162(m) Limitations apply to all Awards granted under the Incentive Plan, unless certain conditions are satisfied. Compensation under the Incentive Plan is intended to satisfy those conditions and constitute "qualified performance-based compensation."

Amendment and Termination

         The Incentive Plan may be amended or terminated by the Committee at any time, without the approval of shareholders or participants, provided that no amendment that would require shareholder approval under the applicable Nasdaq Stock Market listing standards, applicable law or the Internal Revenue Code, including but not limited to Section 162(m), may become effective without shareholder approval. No Awards may be granted under the Incentive Plan from and after May 19, 2014, unless the Incentive Plan is otherwise terminated prior to that date.

New Plan Benefits

         The Board of Directors approved the Incentive Plan in April 2004, subject to shareholder approval. To date, no Awards have been made under the Incentive Plan. If the Incentive Plan is adopted, the Company's non-employee directors will receive restricted stock awards listed below effective as of the date of the Meeting. Thereafter, the non-employee directors will receive restricted stock awards and stock options as described under "Proposal 1 - Election of Directors - Director Compensation." No other determinations have been made with respect to any other Awards under the Incentive Plan.

               Name and Position                        Restricted Stock Awards
               -----------------                        -----------------------
      William C. Dunkelberg, Ph.D. , Director                     6,000
      Leo J. Pound, Director                                      9,000
      Eric S. Siegel, Director                                    6,000
      Allen F. Wise, Director                                     6,000
      All non-employee directors as a group                      27,000


         Restricted stock awards will be granted to the non-employee directors for no additional consideration and all restrictions will lapse one year after the date of grant or earlier upon a change of control. In lieu of restricted stock awards, the Company may issue restricted stock units or other equity compensation available under the 2004 Equity Incentive Plan on similar terms.

         The closing price of Company Common Stock on April 14, 2004 was $22.70 per share, as reported on the Nasdaq Market System.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table details information regarding the Company's existing equity compensation plans as of December 31, 2003:

                                                                                                    (c)
                                                                                            Number of securities
                                                 (a)                                      remaining available for
                                        Number of securities             (b)                 future issuance
                                          to be issued upon        Weighted-average            under equity
                                             exercise of           exercise price of          compensation plans
                                        outstanding options,     outstanding options,       (excluding securities
          Plan category (1)             warrants and rights      warrants and rights     reflected in column (a))(2)
---------------------------------      ----------------------    --------------------    ---------------------------
Equity compensation plans
    approved by security holders              4,364,354                 $22.93                     262,714

Equity compensation plans not                        __                     __                          __
    approved by security holders             ----------               --------                    --------
Total                                        4,364, 354                 $22.93                     262,714
                                             ==========               ========                    ========

(1) The table does not include information on stock options assumed by the Company through acquisitions. At December 31, 2003, 5,516 shares of Common Stock were issuable upon the exercise of options assumed in connection with the acquisition of JDR Holdings, Inc. The weighted average exercise price of these options was $ 51.95. At December 31, 2003, 106,922 shares of Common Stock were issuable upon the exercise of options assumed in connection with the acquisition of Compass International Services Corporation. The weighted average exercise price of these options was $44.97. At March 26, 2004, 260,010 shares of Common Stock were issuable upon the exercise of options assumed in connection with the acquisition of NCO Portfolio. The weighted average exercise price of these options was $
      18.88. At April 2, 2004, 247,904 shares of Common Stock were issuable upon the exercise of options assumed in connection with the acquisition of RMH Teleservices, Inc. The weighted average exercise price of these options was $ 23.12.

(2) Does not include 2.0 million shares proposed to be issued under the 2004 Equity Incentive Plan.


                              SHAREHOLDER PROPOSALS

         Under the Company's Bylaws, shareholder proposals with respect to the 2005 annual meeting of shareholders, including nominations for directors, which have not been previously approved by the Board of Directors must be submitted to the Secretary of the Company not later than December 21, 2004. Any such proposals must be in writing and sent either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid to NCO Group, Inc., 507 Prudential Road, Horsham, PA 19044, Attention: Joshua Gindin, Esq., Secretary of the Company. Each nomination or proposal must include the information required by the Bylaws. All late or nonconforming nominations and proposals will be rejected.

         Shareholder proposals for the 2005 annual meeting of shareholders must be submitted to the Company by December 21, 2004 to receive consideration for inclusion in the Company's proxy statement relating to the 2005 annual meeting of shareholders. Any such proposal must also comply with SEC proxy rules, including SEC Rule 14a-8.

         In addition, shareholders are notified that the deadline for providing the Company timely notice of any shareholder proposal submitted outside of the Rule 14a-8 process for consideration at the Company's 2005 annual meeting of shareholders is December 21, 2004. As to all such matters which the Company does not have notice on or prior to December 21, 2004, discretionary authority shall be granted to the persons designated in the Company's proxy related to the 2005 annual meeting of shareholders to vote on such proposal.

                              INDEPENDENT AUDITORS

         Based upon the recommendation of the Audit Committee of the Board of Directors, the Board of Directors approved the engagement of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2004. Representatives of the firm of Ernst & Young LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Auditors Fees and Services

         The aggregate fees billed by Ernst & Young LLP in fiscal 2003 and 2002 for professional services rendered to the Company and NCO Portfolio were as follows:


         Services Rendered (1)                        Fiscal 2003                            Fiscal 2002
------------------------------------         -------------------------------         -----------------------------
                                               NCO            NCO Portfolio            NCO           NCO Portfolio
                                               ---            --------------           ---           -------------
Audit Fees                                   $ 505,000           $ 295,000           $ 800,000          $ 170,000

Audit-Related Fees                           $ 565,000           $ 100,000           $ 445,000          $ 130,000

Tax Fees                                     $ 435,000           $  90,000           $ 540,000          $  50,000

All Other Fees                                      --                  --                  --                 --

-----------
(1) The aggregate fees included in Audit Fees are fees billed for the fiscal years for the audit of the registrant's annual financial statements and reviews of financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

Audit Fees. The audit fees for fiscal 2003 and 2002 include fees for professional services rendered for the audits of the Company's consolidated financial statements, and review of the interim consolidated financial statements included in quarterly reports and services that generally only the independent auditor can reasonably provide, such as comfort letters, statutory audits, consents and assistance with and review of documents filed with the SEC. The audit fees for 2002 include fees for professional services related to the restatement of the Company's financial statements.

Audit-Related Fees. The audit-related fees for fiscal 2003 and 2002 include fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." These services include Sarbanes Oxley project work, internal control reviews, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees for fiscal 2003 and 2002 include fees for services related to tax compliance, and tax planning and advice including tax assistance with tax audits. These services include assistance regarding federal and state tax compliance and advice, review of tax returns, and federal and state tax planning.

            The Audit Committee has considered and determined that the services provided by Ernst & Young LLP are compatible with Ernst & Young LLP maintaining its independence.

         The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee, or the Chairman of the Audit Committee, of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.

                   ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

         This Proxy Statement is accompanied by the Company's Annual Report to Shareholders for 2003, which contains the Company's Annual Report on Form 10-K for 2003. The Annual Report is not a part of the proxy solicitation materials.

         The Company's website is www.ncogroup.com. The Company makes available, free of charge, on its website, its Annual Report on Form 10-K, including all amendments thereto, if any. In addition, the Company will provide additional paper or electronic copies of its Annual Report on Form 10-K for 2003, as filed with the SEC, without charge except for exhibits to the report. Requests should be directed to:

                          NCO Group, Inc.
                          507 Prudential Road
                          Horsham, PA 19044
                          Attention:  Steven L. Winokur,
                                      Executive Vice President, Finance,
                                      Chief Financial Officer, Chief Operating
                                      Officer of Shared Services and Treasurer

         The information on the website listed above, is not and should not be considered part of this Proxy Statement and is not incorporated by reference in this document. This website is and is only intended to be an inactive textual reference.

                                  HOUSEHOLDING

         In order to reduce printing costs and postage fees, the Company has adopted the process called "householding" for mailing its annual report and proxy statement to "street name holders," which refers to shareholders whose shares are held in a stock brokerage account or by a bank or other nominee. This means that street name holders who share the same last name and address will receive only one copy of the Company's annual report and proxy statement, unless the Company receives contrary instructions from a street name holder at that address. The Company will continue to mail a proxy card to each shareholder of record.

         If you prefer to receive multiple copies of the Company's proxy statement and annual report at the same address, you may obtain additional copies by writing to NCO Group, Inc., Investor Relations, 507 Prudential Road Horsham, Pennsylvania 19044 or by calling (215) 441-3000. Eligible shareholders of record receiving multiple copies of the annual report and proxy statement can request householding by contacting the Company in the same manner.

                                  OTHER MATTERS

         The Company is not presently aware of any matters (other than procedural matters) that will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (i) matters which the Company did not receive notice by December 19, 2003 were to be presented at the Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                                           By Order of the Board of Directors

                                           /s/ MICHAEL J. BARRIST
                                           -------------------------------------
                                           MICHAEL J. BARRIST
                                           Chairman of the Board,
                                           President and Chief Executive Officer

Horsham, Pennsylvania
April 19, 2004

                                   Appendix A

                                 NCO Group, Inc.

                             Audit Committee Charter

                                     Purpose

         There shall be a committee of the board of directors (the "Board") to be known as the audit committee. The audit committee's purpose is to:

         (A) oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

         (B) prepare an audit committee report as required by the SEC's rules to be included in the Company's annual proxy statements, or, if the Company does not file a proxy statement, in the Company's annual report filed on Form 10-K with the SEC.

                                   Composition

         The audit committee shall have at least three (3) members, each of whom must meet the following conditions: (i) be independent as defined under Rule 4200(a)(15) of The Nasdaq Stock Market (except as set forth in Rule 4350
(d)(2)(B)); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(c)); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a Company's balance sheet, income statement, and cash flow statement. Additionally, the Company must certify that it has, and will continue to have, at least one member of the audit committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The Board shall elect or appoint a chairperson of the audit committee (or, if it does not do so, the audit committee members shall elect a chairperson by vote of a majority of the full committee); the chairperson will have authority to act on behalf of the audit committee between meetings.

                     Specific Responsibilities and Authority

         The specific responsibilities and authority of the audit committee shall be as follows:

         (A) be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee.

         (B) establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

         (C) have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

         (D) receive appropriate funding from the Company, as determined by the audit committee in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the audit committee; and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties;

         (E) ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

         (F) at least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

         (G) discuss the Company's annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;"

         (H) discuss the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

         (I) discuss policies with respect to risk assessment and risk management;

         (J) meet separately, periodically, with management, with any internal auditors (or any other personnel responsible for the internal audit function) and with independent auditors;

         (K) review with the independent auditor any audit problems or difficulties and management's response, including discussion of the responsibilities, budget and staffing of the Company's internal control function;

         (L) set clear hiring policies for employees or former employees of the independent auditors;

         (M) report regularly to the Board;

         (N) make an annual performance evaluation of the audit committee;

         (O) review and reassess the adequacy of the audit committee's charter annually;

         (P) comply with all preapproval requirements of Section 10A(i) of the Securities Exchange Act of 1934 and all SEC rules relating to the administration by the audit committee of the auditor engagement to the extent necessary to maintain the independence of the auditor as set forth in 17 CFR Part 210.2-01(c)(7);

         (Q) make such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board; and

         (R) act as a qualified legal compliance committee as defined in 17 CFR
Part 205.2.

                                General Comments

         While the fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent auditor, the audit committee will review (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principle ("GAAP") methods on the financial statements; (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (D) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as review any financial information and earnings guidance provided to analysts and rating agencies.

                                    Meetings

         The audit committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each audit committee member. The Company shall make available to the audit committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the audit committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

                                   Delegation

         Any duties and responsibilities of the audit committee, including, but not limited to, the authority to preapprove all audit and permitted non-audit services, may be delegated to one or more members of the audit committee or a subcommittee of the audit committee.

                                   Limitations

         The audit committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company's financial statements or the auditing of the Company's financial statements. The members of the audit committee are not employees of the Company and may not be accountants or auditors by profession or experts in accounting or auditing. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the audit committee described in this charter. The review of the financial statements by the audit committee is not of the same character or quality as the audit performed by the independent auditors. The oversight exercised by the audit committee is not a guarantee that the financial statements will be free from mistake or fraud. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

Date of Adoption: February 5, 2004

                                   Appendix B

                                 NCO GROUP, INC.

                           2004 EQUITY INCENTIVE PLAN

1.       Purposes
         --------

         The purposes of the NCO Group, Inc. 2004 Equity Incentive Plan (the "Plan") are to (i) promote the long-term retention of employees of NCO Group, Inc. ("NCO"), and its current and future subsidiaries (collectively, the "Company"), directors of NCO and other persons who are in a position to make significant contributions to the success of the Company; (ii) further reward these employees, directors and other persons for their contributions to the Company's growth and expansion; (iii) provide additional incentive to these employees, directors and other persons to continue to make similar contributions in the future; and (iv) to further align the interests of these employees, directors and other persons with those of NCO's shareholders. These purposes will be achieved by granting to such employees and other persons, in accordance with the provisions of this Plan, Options, Stock Appreciation Rights, Restricted Stock or Unrestricted Stock, Deferred Stock, Restricted Stock Units or Performance Awards, for shares of NCO's common stock, no par value per share ("Common Stock"), or Supplemental Grants, or combinations thereof (collectively, "Awards").

2.       Aggregate Number of Awards
         --------------------------

         2.1. Shares Subject to the Plan and Maximum Awards. The aggregate number of shares of Common Stock for which Awards may be granted under the Plan shall be 2,000,000 shares, with an individual limit of 150,000 shares per fiscal year for each Participant (as defined in Section 3.1) (excluding grants under any initial employment agreement as an inducement material to the individual's entering into employment with the Company). Such maximum numbers of shares are subject to adjustment in accordance with Section 2.5. Treasury shares, reacquired shares (including shares of Common Stock purchased in the open market) and unissued shares of Common Stock may be used for purposes of the Plan, at NCO's sole discretion. No fractional shares of Common Stock shall be delivered under the Plan.

         2.2. Forfeited Awards. Shares of Common Stock that were issuable pursuant to an Award that has terminated but with respect to which such Award had not been exercised, shares of Common Stock that are issued pursuant to an Award but that are subsequently forfeited and shares of Common Stock that were issuable pursuant to an Award that was payable in Common Stock or cash but that was satisfied in cash, shall be available for future Awards under the Plan and shall not count toward the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1.

         2.3. Shares Used to Pay Exercise Price and Taxes. If a Participant pays the exercise price of an Option by surrendering previously owned shares of Common Stock, as may be permitted by the Compensation Committee ("Committee") of the Board of Directors ("Board") of NCO, and/or arranges to have the appropriate number of shares of Common Stock otherwise issuable upon exercise withheld by the Company to cover the withholding tax liability associated with the Option exercise, the surrendered shares of Common Stock and shares of Common Stock used to pay taxes shall not count towards the maximum number of shares of Common

Stock that may be issued under the Plan as set forth in Section 2.1. If a Participant, as permitted by the Committee, arranges to have an appropriate number of shares of a Stock Award withheld by the Company to cover the withholding tax liability associated with such Stock Award, the shares of Common Stock used to pay taxes shall not count towards the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1.

         2.4. Other Items Not Included in Allocation. The maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section
2.1 shall not be affected by (i) the payment in cash of dividends or dividend equivalents in connection with outstanding Awards; (ii) the granting or payment of stock-denominated Awards which by their terms may be settled only in cash; or
(iii) Awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who have become employees as a result of a merger, consolidation, or acquisition or other corporate transaction involving the Company.

         2.5. Adjustments. In the event of any stock dividend, stock split, combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders, or any other event affecting the Common Stock that the Committee deems, in its sole discretion, to be similar circumstances, the Committee may make such adjustments as it may deem appropriate, in its discretion, to: (i) the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1; (ii) the maximum number of shares of Common Stock that may be granted to any single individual pursuant to Section 2.1; (iii) the number or kind of shares subject to an Award; (iv) the Exercise Price applicable to an Award; (v) any measure of performance that relates to an Award in order to reflect such change in the Common Stock; and/or (vi) any other affected terms of any equity-based Award. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, as the Committee may determine in its sole discretion.

3.       Participation
         -------------

         3.1. Eligible Persons. All current and future employees of the Company, including officers ("Employees"), all directors of NCO (including directors who are Employees and directors who are not Employees) and all other persons who are not Employees or directors who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company, shall be eligible to receive Awards under the Plan (each, a "Participant"). No eligible Employee, director or other person shall have any right to receive an Award except as expressly provided in the Plan.

         3.2. Considerations to Participation. The Participants who shall actually receive Awards under the Plan shall be determined by the Committee in its sole discretion. In making such determinations, the Committee shall consider the positions and responsibilities of eligible Employees and other persons, their past performance and contributions to the Company's growth and expansion, the value of their services to the Company, the difficulty of finding qualified replacements, and such other factors as the Committee deems pertinent in its sole discretion.

         3.3. Cancellation and Modification of Awards. In the event of a change in a Participant's duties and responsibilities, or a transfer of the Participant to a different position, the Committee may cancel or modify any Award granted to such Participant or adjust the number of shares of Common Stock subject thereto commensurate with the transfer or change in responsibility, as determined by the Committee, in its discretion, provided that no such action shall violate the provisions of Section 5.1(b)(4), and provided further that the Committee may not modify or cancel Awards exercisable at the time of such change in duties or responsibilities or transfer or to which the Participant was irrevocably entitled at the time of such change or transfer.

4.       Administration
         --------------

         4.1. Power and Authority. The Committee shall have full and exclusive power to administer and interpret the Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and the Awards as it may deem necessary in its discretion, from time to time. The Committee's authority shall include, but not be limited to, the authority to: (i) determine the type of Awards to be granted under the Plan; (ii) select Award recipients and determine the extent of their participation; (iii) determine the method or formula for establishing the fair market value of the Common Stock for various purposes under the Plan; and (iv) establish all other terms, conditions, restrictions and limitations applicable to Awards and the shares of Common Stock issued pursuant to Awards, including, but not limited to, those relating to a Participant's retirement, death, disability, leave of absence or termination of employment. The Committee may accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the Common Stock issued pursuant to Awards and make any and all other interpretations and determinations which it deems necessary with respect to the administration of the Plan, subject to the limitations contained in Section 5.1(b)(4) with respect to all Participants and subject to the provisions of Section 162(m) of the Code with respect to "covered employees" as defined thereunder, except that the Committee may not, without the consent of the holder of an Award or unless specifically authorized by the terms of the Plan or an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder. The Committee's right to make any decision, interpretation or determination under the Plan shall be in its sole and absolute discretion.

         4.2. Administrators of the Plan. The Plan shall be administered by the Committee. The Committee may delegate all or any portion of its authority hereunder to one or more subcommittees consisting of at least one Committee member (and references in this Plan to the "Committee" shall thereafter be to the Committee or such subcommittees). Nothing is this Plan shall limit the ability of the Committee to select a class of Award recipients and the extent of their participation and to direct an appropriate officer of the Company to determine the individual participants and amount and nature of the Award to be issued to such participants, subject to such criteria, limitations and instructions as the Committee shall determine. The Committee shall be comprised of no fewer than three members, each of whom must qualify as (i) an "Independent Director" within the meaning of Rule 4200(a)(15) of the listing standards of the Nasdaq Stock Market, Inc. or any future corresponding rule; (ii) a "non-employee director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any future corresponding rule; and
(iii) an "outside director" within the meaning of the regulations promulgated under Section 162(m) of the Code, or any future corresponding rule, provided that the failure of the Committee or of the Board for any reason to be composed solely of non-employee directors or outside directors shall not prevent an Award from being considered granted under this Plan.

         4.3. Administration of the Plan. The Committee may adopt such rules for the administration of the Plan as it deems necessary or advisable, in its sole discretion. For all purposes of the Plan, a majority of the members of the Committee shall constitute a quorum, and the vote of a majority of the members of the Committee (or written consent of all of the members) on a particular matter shall constitute the act of the Committee on that matter. The Committee shall have the exclusive right to construe the Plan and any Award, to settle all controversies regarding the Plan or any Award, to correct defects and omissions in the Plan and in any Award, and to take such further actions as the Committee deems necessary or advisable, in its sole discretion, to carry out the purpose and intent of the Plan. Such actions shall be final, binding and conclusive upon all parties concerned.

         4.4. Liability; Indemnification. No member of the Committee shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the good faith exercise of any authority or discretion granted in the Plan to the Committee, or for any act or omission of any other member of the Committee. The members of the Committee shall be entitled to indemnification and reimbursement to the fullest extent provided in NCO's articles of incorporation, bylaws and applicable law. In the performance of its functions under the Plan, the Committee shall be entitled to rely upon information and advice furnished by NCO's officers, accountants, counsel and other parties the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon such advice.

         4.5. Costs; Liabilities. All costs incurred in connection with the administration and operation of the Plan shall be paid by the Company. Except for the express obligations of the Company under the Plan and under Awards granted in accordance with the provisions of the Plan, the Company shall have no liability with respect to any Award, or to any Participant or any transferee of shares of Common Stock from any Participant, including, but not limited to, any tax liabilities, capital losses, or other costs or losses incurred by any Participant or any such transferee.

5.       Types of Awards
         ---------------

         5.1. Options.

              (a) An Option is an Award entitling the recipient on exercise thereof to purchase Common Stock at a specified exercise price. Both "incentive stock options," as defined in Section 422 of the Code (any Option intended to qualify as an incentive stock option is hereinafter referred to as an "ISO"), and Options that are not incentive stock options (any such Option is hereinafter referred to as a "non-ISO"), may be granted under the Plan. ISOs shall be awarded only to Employees.

              (b) The exercise price of an Option shall be determined by the Committee subject to the following:

                  (1) The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten percent shareholder) of the fair market value of the Common Stock subject to the ISO, determined as of the time the Option is granted. A ten percent shareholder is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

                  (2) The exercise price of a non-ISO shall not be less than 100% of the fair market value of the Common Stock subject to the non-ISO, determined as of the time the non-ISO is granted.

                  (3) In no case may the exercise price paid for Common Stock which is part of an original issue of authorized Common Stock be less than the par value per share of the Common Stock.

                  (4) In no case may the Committee reduce the exercise price of an Option at any time after the time of grant, including by amendment or cancellation and subsequent issuance, except in the case of an adjustment as set forth in Section 2.5(iv).

                  (5) Notwithstanding (1) and (2) above, an Option (whether an ISO or non-ISO) may be granted with an exercise price determined according to the provisions of Section 424(a) of the Code, if the grant of such Option is pursuant to a transaction described in Section 424(a) of the Code.

              (c) The period during which an Option may be exercised shall be determined by the Committee, except that the period during which an Option may be exercised shall not exceed ten years (five years, in the case of an ISO granted to a ten percent shareholder) from the day immediately preceding the date the Option was granted.

              (d) An Option shall become exercisable at such time or times, and on such terms and conditions, as the Committee may determine. The Committee may at any time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (i) any documents required by the Committee and (ii) payment in full in accordance with Section 5.1(e) below for the number of shares for which the Option is exercised.

              (e) Stock purchased on exercise of an Option must be paid for as follows: (i) in cash or by check (acceptable to NCO in accordance with guidelines established for this purpose), bank draft or money order payable to the order of NCO or (ii) if so permitted by the instrument evidencing the Option (or in the case of an Option which is not an ISO, by the Board at or after grant of the Option), (A) through the delivery of shares of Common Stock which have been outstanding for at least six months (unless the Board expressly approves a shorter period) and which have a fair market value on the date of exercise at least equal to the exercise price, or (B) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to NCO sufficient funds to pay the exercise price (including in connection with a so-called "cashless exercise" effected by such broker), or (C) by any combination of the permissible forms of payment.

              (f) In the event a Participant tenders shares of Common Stock to pay the exercise price of an Option and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld or sold to pay the applicable withholding taxes, in no case may the Committee grant "reload" or "restoration" options entitling the Participant to purchase shares of Common Stock equal to the sum of the number of such shares tendered to pay the exercise price and the number of shares used to pay the withholding taxes.

              (g) Any Employee who disposes of shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or
(ii) within one year after the transfer of such shares to the Employee shall notify the Company of such disposition and of the amount realized upon such disposition.

         5.2. Stock Appreciation Rights.

              (a) A Stock Appreciation Right ("SAR") is an Award entitling the recipient on its exercise to receive an amount, in cash or Common Stock or a combination thereof (such form to be determined by the Committee), determined in whole or in part by reference to appreciation in Common Stock value. In general, a SAR entitles the Participant to receive, with respect to each share of Common Stock as to which the SAR is exercised, the excess of the share's fair market value on the date of exercise over its fair market value on the date the SAR was granted, except that if a SAR is granted retroactively in substitution for an Option, the fair market value established by the Committee may be the fair market value at the time such Option was granted. Any such substitution of a SAR for an Option granted to a "covered employee" under Section 162(m) of the Code may only be made in compliance with the provisions thereof.

              (b) Notwithstanding the above, the Committee may provide at the time of grant that the amount the recipient is entitled to receive shall be adjusted upward or downward under rules established by the Committee to take into account the performance of the Common Stock in comparison with the performance of other stocks or an index or indices of other stocks. The Committee may also grant SARs that provide that following a Change in Control of the Company (as defined in Section 6.3(c)) the holder of such SAR shall be entitled to receive, with respect to each share of Common Stock subject to the SAR, an amount equal to the excess of a specified value (which may include an average of values) for a share of Common Stock during a period preceding such Change in Control over the fair market value of a share of Common Stock on the date the SAR was granted.

              (c) SARs may be granted in tandem with, or independently of, Options granted under the Plan. A SAR granted in tandem with an Option that is not an ISO may be granted either at or after the time the Option is granted. A SAR granted in tandem with an ISO may be granted only at the time the Option is granted.

              (d) When SARs are granted in tandem with Options, the following rules shall apply:

                  (1) The SAR shall be exercisable only at such time or times, and to the extent, that the related Option is exercisable and shall be exercisable in accordance with the procedure required for exercise of the related Option.

                  (2) The SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of shares covered by an Option shall not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR.

                  (3) The Option shall terminate and no longer be exercisable upon the exercise of the related SAR.

                  (4) The SAR shall be transferable only with the related
Option.

                  (5) A SAR granted in tandem with an ISO may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

              (e) A SAR not granted in tandem with an Option shall become exercisable at such time or times, and on such terms and conditions, as the Committee may specify. The Committee may at any time accelerate the time at which all or any part of the SAR may be exercised. Any exercise of an independent SAR must be in writing, signed by the proper person and delivered or mailed to NCO, accompanied by any other documents required by the Committee.

         5.3. Stock Awards

              (a) Form of Awards. The Committee may grant Awards ("Stock Awards") which are payable in shares of Common Stock or denominated in units equivalent in value to shares of Common Stock or are otherwise based on or related to shares of Common Stock, including, but not limited to, Awards of Unrestricted Stock, Restricted Stock, Deferred Stock and Restricted Stock Units, subject to such terms, conditions, restrictions and limitations as the Committee may determine to be applicable to such Stock Awards, in its discretion, from time to time. The Committee may consider the impact of the conditions, restrictions or limitations applicable to a Stock Award, as well as the possibility of forfeiture or cancellation, in determining the fair market value for purposes of determining the number of shares of Common Stock allocable to a Stock Award. Without limiting the generality of the foregoing, the Committee may issue Stock Awards to Participants in connection with management or employee stock purchase programs.

              (b) Unrestricted Stock. Shares of Common Stock may be used as payment for compensation which otherwise would have been delivered in cash (including any compensation that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code), and unless otherwise determined by the Committee, no minimum vesting period shall apply to such shares. Any shares of Common Stock used for such payment shall be valued at the fair market value of such shares at the time of payment and shall be subject to such terms, conditions, restrictions and limitations as shall be determined by the Committee at the time of payment.

              (c) Restricted Stock. A Restricted Stock Award entitles the recipient to acquire shares of Common Stock subject to the restrictions described in Section 5.3(c)(3) ("Restricted Stock") for no consideration, nominal consideration or any higher price, all as determined by the Committee.

                  (1) A Participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the Participant accepts the Award by written instrument delivered or mailed to NCO accompanied by payment in full of the specified purchase price, if any, of the shares covered by the Award. Payment may be by certified or bank check or other instrument acceptable to the Committee.

                  (2) A Participant who receives Restricted Stock shall have all the rights of a shareholder with respect to such stock, including voting and dividend rights, subject to the restrictions described in 5.3(c)(3) and any other conditions imposed by the Committee at the time of grant. Unless the Committee otherwise determines, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are free of all restrictions under the Plan.

                  (3) Except as otherwise specifically provided by the Plan or the Award, Restricted Stock may not be sold, assigned, exchanged, pledged, gifted or otherwise disposed of, or transferred, and if a Participant suffers a Status Change (as defined in Section 6.1) for any reason (other than by reason of death or permanent disability), must be offered to NCO for purchase for the amount of cash paid for such stock, or forfeited to the Company if no cash was paid. These restrictions shall lapse at such time or times, and on such terms and conditions, as the Committee may determine. The Committee may at any time accelerate the time at which the restrictions on all or any part of the shares shall lapse.

                  (4) Any Participant making, or required by an Award to make, an election under Section 83(b) of the Code with respect to Restricted Stock shall deliver to NCO, within ten days of the filing of such election with the Internal Revenue Service, a copy of such election.

                  (5) The Committee may, at the time any Award described in this
Section 5 is granted, provide that any or all the Common Stock delivered pursuant to the Award shall be Restricted Stock.

                  (6) The Committee may, in its sole discretion, approve the sale to any Participant of shares of Common Stock free of restrictions under the Plan for a price which is not less than the par value of the Common Stock.

              (d) Deferred Stock. A Deferred Stock Award entitles the recipient to receive shares of Common Stock to be delivered in the future. Delivery of the Common Stock shall take place at such time or times, and on such terms and conditions, as the Committee may determine. The Committee may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place. At the time any Award described in this Section 5 is granted, the Committee may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant shall instead receive an instrument evidencing the Participant's right to future delivery of Deferred Stock. Awards of Deferred Stock represent only an unfunded, unsecured promise to deliver shares in the future and do not give Participants any greater rights than those of an unsecured general creditor of the Company.

              (e) Restricted Stock Units. A Restricted Stock Unit is an Award denominated in shares of Restricted Stock, pursuant to a formula determined by the Committee, which may be settled either in shares of Restricted Stock or in cash, in the discretion of the Committee, subject to such other terms, conditions, restrictions and limitations determined by the Committee from time to time.

         5.4. Supplemental Grants. In connection with any Award under this
Section 5, the Committee may grant a supplemental cash award to the Participant (a "Supplemental Grant") not to exceed an amount equal to (i) the amount of any Federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the Award, determined by assuming taxation at the highest marginal rate, plus (ii) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant's income tax liabilities arising from all payments under this Section 5. Any payments under this Section 5.4(b) shall be made at the time the Participant incurs Federal income tax liability with respect to the Award.

         5.5. Performance Awards. A Performance Award entitles the recipient to receive, without payment, an Award or Awards described in this Section 5 (such form to be determined by the Committee) following the attainment of such performance goals, during such measurement period or periods, and on such other terms and conditions, all as the Committee may determine. Performance goals may be related to personal performance, corporate performance, group or departmental performance or any such other category of performance as the Committee may determine. The Committee shall have the authority to determine the performance goals, the period or period during which performance is to be measured and all other terms and conditions applicable to the Award.

         5.6. Section 162(m) Limitations.

              (a) If the Committee determines at the time an Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code is granted to a Participant that such Participant is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Award, a "covered employee," then the Committee may provide that this Section 5.6 is applicable to such Award under such terms as the Committee shall determine.

              (b) If an Award is subject to this Section 5.6, then any grant shall be subject to the achievement of specified levels of one or more of the following performance goals, unless and until the Company's shareholders approve a change to such performance goals: operating income, net earnings, earnings before interest, taxes, depreciation and amortization (EBITDA), earnings before interest and taxes (EBIT), net income, earnings per share, total shareholder return, cash flow, return on assets, decrease in expenses, Common Stock price, price-earnings multiple, comparisons to market indices, sales growth, market share, the achievement of certain quantitatively and objectively determinable non-financial performance measures including, but not limited to, operational measures, growth strategies, strategic initiatives, corporate development and leadership development, and any combination of the foregoing. The performance goals shall be determined and approved by the Committee within the first 90 days of each fiscal year. Awards subject to this Section 5.6 may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward. Prior to the payment of any Award subject to this Section 5.6, the Committee shall certify in writing that the applicable performance goal was satisfied.

              (c) The Committee shall have the discretion to impose such other restrictions on Awards subject to this Section 5.6 as it may deem necessary or appropriate to ensure that such Awards qualify as performance-based compensation for purposes of Section 162(m) of the Code. In the event that applicable tax/and or securities laws change to permit the Committee the discretion to alter the governing performance goals without obtaining shareholder approval, the Committee shall have the sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards, or modify existing Awards, that shall not qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee may make such grants and modifications without satisfying the requirements of Section 162(m) of the Code.

6.       Events Affecting Outstanding Awards
         -----------------------------------

         6.1. Termination of Service by Death or Permanent Disability. If a Participant who is an Employee or director ceases to be an Employee or director, or if there is a termination of the consulting, service or other relationship in respect of which a non-Employee Participant was granted an Award under the Plan (such termination of employment or other relationship referred to as a "Status Change") in any case by reason of death or permanent disability, the following rules shall apply, unless otherwise determined by the Committee:

              (a) All Options and SARs held by the Participant at the time of such Status Change shall automatically become exercisable in full and shall continue to be exercisable by the Participant or his or her heirs, executor, administrator or other legal representative for a period of one year days after the Participant's Status Change by reason of death or permanent disability. After the expiration of such one-year period, all such Options and SARs shall terminate. In no event, however, shall an Option or SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 6.1.

              (b) All Restricted Stock and Restricted Stock Units held by the Participant at the time of such Status Change shall automatically become free of all restrictions and conditions.

              (c) The Participant shall automatically be entitled to any payment or benefit under all Deferred Stock Awards, Performance Awards or Supplemental Grants, held by the Participant at the time of such Status Change.

              (d) "Disability" or "Permanent Disability" shall mean disability as defined in Section 22(e)(3) of the Internal Revenue Code or as otherwise determined by the Committee.

         6.2. Termination of Service Other Than by Death or Permanent Disability. Subject to the provisions of Section 6.4, if a Participant suffers a Status Change other than by reason of death or permanent disability (as determined by the Committee), the following rules shall apply, unless otherwise determined by the Committee:

              (a) All Options and SARs held by the Participant at the time of such Status Change, to the extent then exercisable, shall continue to be exercisable by the Participant for a period of 90 days after the Participant's Status Change. After the expiration of such 90-day period, all such Options and SARs shall terminate. In no event, however, shall an Option or SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 6.2. All Options and SARs held by a Participant at the time of such Status Change that are not then exercisable shall terminate upon such Status Change.

              (b) All Restricted Stock held by the Participant at the time of such Status Change shall be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant) in accordance with Section 5.3(c) above.

              (c) Any payment or benefit under a Restricted Stock Unit, Deferred Stock Award, Performance Award, or Supplemental Grant, to which the Participant was not irrevocably entitled at the time of such Status Change shall be forfeited and the Award canceled as of the date of such Status Change.

              (d) For all purposes of this Section 6.2 and Section 6.3, the employment with the Company of a Participant who is an Employee shall not be deemed to have been terminated if the Participant is transferred from NCO to a subsidiary of NCO, or vice versa, or from one subsidiary of NCO to another and, in the sole discretion of the Committee, a Status Change shall not be deemed to have occurred if, on the date that a Participant's employment, directorship, consulting, service or other relationship with the Company terminates, such Participant has an employment, directorship, consulting, service or other relationship with the Company that would otherwise permit such Participant to receive an Award under this Plan.

              (e) A termination by the Company of a Participant's employment, directorship, consulting, service or other relationship with the Company shall be for "Cause" if the Committee determines that the Participant: (i) was guilty of fraud, gross negligence or willful misconduct in the performance of his or her duties for the Company, (ii) willfully and continually failed to perform substantially the Participant's duties with the Company (other than any such failure resulting from incapacity due to permanent disability) after delivery of written demand for substantial performance to the Participant by the Board, the Committee or the Chief Executive Officer that specifically identified the manner in which the Board, the Committee or the Chief Executive Officer believed the Participant did not substantially perform his or her duties, (iii) breached or violated, in a material respect, any agreement between the Participant and the Company or any of the Company's codes of conduct or corporate policies, including policy statements regarding conflicts-of-interest, insider trading or confidentiality, (iv) committed a material act of dishonesty or breach of trust,
(v) acted in a manner that was inimical or injurious, in a material respect, to the business or interests of the Company, or (vi) was convicted of, or plead guilty or nolo contendere to, a felony or any other crime involving moral turpitude which subjects, or if generally known, would subject, the Company to public ridicule or embarrassment.

         6.3. Change in Control

              (a) Notwithstanding the provisions of Section 6.3(b), in the event of a Change in Control (as defined in Section 6.3(c)), the following rules shall apply, unless otherwise expressly provided by the Committee in accordance with
Section 6.3(d):

                  (1) Each outstanding Option and SAR shall automatically become exercisable in full upon the occurrence of such Change in Control. This provision shall not prevent an Option or SAR from becoming exercisable sooner as to Common Stock or cash that would otherwise have become available under such Option or SAR during such period.

                  (2) Each outstanding share of Restricted Stock shall automatically become free of all restrictions and conditions upon the occurrence of such Change in Control. This provision shall not prevent the earlier lapse of any restrictions or conditions on Restricted Stock that would otherwise have lapsed during such period.

                  (3) Conditions on Restricted Stock Units, Deferred Stock Awards, Performance Awards and Supplemental Grants, which relate only to the passage of time and continued employment shall automatically terminate upon the occurrence of such Change in Control. This provision shall not prevent the earlier lapse of any conditions relating to the passage of time and continued employment that would otherwise have lapsed during such period. Performance or other conditions (other than conditions relating only to the passage of time and continued employment) shall continue to apply unless otherwise provided in the instrument evidencing the Awards or in any other agreement between the Participant and the Company or unless otherwise agreed to by the Committee.

              (b) The Committee may, in its discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change in Control: (i) require the purchase and sale of any Awards for an amount of cash equal to the amount which a Participant could have obtained upon the exercise or realization of such rights had such Awards been currently exercisable; (ii) make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such Change in Control; and/or (iii) cause the Awards then outstanding to be assumed, or their rights substituted therefor, by the surviving or acquiring corporation in such Change in Control. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem in the best interests of the Company.

              (c) A "Change in Control" means: (i) the occurrence of an event that would, if known to NCO's management, be required to be reported by NCO as a change in control under Form 8-K pursuant to the 1934 Act; or (ii) the acquisition or receipt, in any manner, by any person (as defined for purposes of the 1934 Act) or any group of persons acting in concert, of direct or indirect beneficial ownership (as defined for purposes of the 1934 Act) of more than 50% of the combined voting securities ordinarily having the right to vote for the election of directors of NCO; or (iii) a change in the constituency of the Board with the result that individuals (the "Incumbent Directors") who are members of the Board on the Effective Date (as defined in Section 13) cease for any reason to constitute at least a majority of the Board, provided that any individual who is elected to the Board after the Effective Date and whose nomination for election was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as defined for purposes of the 1934 Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or (iv) the sale, exchange, liquidation or other disposition of all or more than 50% of NCO's business or assets; unless in any such case, at least a majority of the Incumbent Directors determine, prior to the occurrence of such Change in Control, that no Change in Control has or will have occurred; or (v) the occurrence of a reorganization, merger, consolidation or other corporate transaction involving NCO, in each case, with respect to which NCO's shareholders immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting securities ordinarily having the right to vote for the election of directors of NCO or other corporation resulting from such transaction; or
(vi) the approval by NCO's shareholders of a complete liquidation or dissolution of NCO; or (vii) any similar transaction, circumstance or event which the Committee determines to constitute a Change in Control.

              (d) The provisions of Section 6.3(a) shall not apply to the extent expressly determined by at least 75% of the Incumbent Directors at a duly convened meeting of the Board held before the occurrence of a Change in Control.

              (e) Any good faith determination by the Committee as to whether a Change in Control within the meaning of this Section 6.3 has occurred shall be conclusive and binding on the Participants.

         6.4. Special Forfeiture Provisions Following a Termination of Employment. Notwithstanding the provisions of Section 6.2, in any instance where the rights of a Participant with respect to an Award extend beyond a Status Change other than by reason of death, all of such rights shall terminate and be forfeited, if, in the determination of the Committee, the Participant, at any time prior or subsequent to such Status Change breaches or violates, in a material way, the terms of any agreement with the Company, including any employment agreement, termination agreement, confidentiality agreement, non-solicitation agreement or non-competition agreement.

7.       Grant and Acceptance of Awards
         ------------------------------

         7.1. Evidence of Approval. The Committee's approval of a grant of an Award under the Plan, including the names of Participants and the size of the Award, including the number of shares of Common Stock subject to the Award, shall be reflected in minutes of meetings held by the Committee or in written consents signed by members of the Committee. Once approved by the Committee, each Award shall be evidenced by such written instrument, containing such terms as are required by the Plan and such other terms, consistent with the provisions of the Plan, as may be approved from time to time by the Committee.

         7.2. Award Agreements. Each instrument may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which shall evidence agreement to the terms thereof. The grant of an Award shall not impose any obligation on the Participant to accept the Award.

         7.3. Conditions. Except as specifically provided by the Plan or the instrument evidencing an Award, a Participant shall not become a shareholder of NCO until (i) the Participant makes any required payments in respect of the Common Stock issued or issuable pursuant to the Award, (ii) the Participant furnishes NCO with any required agreements, certificates, letters or other instruments, and (iii) the Participant actually receives the shares of Common Stock. Subject to any terms and conditions imposed by the Plan or the instrument evidencing an Award, upon the occurrence of all of the conditions set forth in the immediately preceding sentence, a Participant shall have all rights of a shareholder with respect to shares of Common Stock, including, but not limited to, the right to vote such shares and to receive dividends and other distributions paid with respect to such shares. The Committee may, upon such terms and conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any and all Common Stock subject to the Participant's Award, had such Common Stock been outstanding. Without limitation, the Board may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

         7.4. Payments and Deferrals. Payment of Awards may be in the form of cash, shares of Common Stock, other Awards, or combinations thereof as the Committee shall determine, subject to such terms, conditions, restrictions and limitations as it may impose. The Committee may postpone the exercise of Options or SARs, and may require or permit Participants to elect to defer the receipt or issuance of shares of Common Stock pursuant to Awards or the settlement of Awards in cash under such rules and procedures as it may establish, in its discretion, from time to time. It also may provide for deferred settlements of Awards including the payment or crediting of earnings on deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in common share equivalents. In addition, the Committee may stipulate in an Award Agreement, either at the time of grant or by subsequent amendment, that a payment or portion of a payment of an Award be delayed in the event that Section 162(m) of the Code (or any successor or similar provision of the Code) would disallow a tax deduction by the Company for all or a portion of such payment. The period of any such delay in payment shall be until the payment, or portion thereof, is tax deductible, or such earlier date as the Committee shall determine in its discretion.

         7.5. Removal of Restrictions. Notwithstanding any other provision of the Plan, the Company shall not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove any restriction from shares of Common Stock previously delivered under the Plan (i) until all conditions to the Award have been satisfied or removed, (ii) until, in the opinion of counsel to the Company, all applicable Federal and state laws and regulations have been complied with, (iii) if the outstanding Common Stock is at the time listed on any stock exchange or included for quotation on an inter-dealer system, until the shares to be delivered have been listed or included or authorized to be listed or included on such exchange or system upon official notice of notice of issuance, (iv) if it might cause the Company to issue or sell more shares of Common Stock that the Company is then legally entitled to issue or sell, and (v) until all other legal matters in connection with the issuance and delivery of such shares have been approved by counsel to the Company. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of an Award, such representations or agreements as counsel to the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer. If an Award is exercised by the Participant's legal representative, the Company shall be under no obligation to deliver Common Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

8.       Tax Withholding
         ---------------

         The Company shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all Federal, state and local withholding tax requirements (the "withholding requirements"). In the case of an Award pursuant to which Common Stock may be delivered, the Committee shall have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Common Stock. If and to the extent that such withholding is required, the Committee may permit a Participant or such other person or entity to elect at such time and in such manner as the Committee may determine to have the Company hold back from the shares of Common Stock to be delivered, or to deliver to the Company, Common Stock having a value calculated to satisfy the withholding requirement. If at the time an ISO is exercised, the Committee determines that the Company could be liable for withholding requirements with respect to a disposition of the Common Stock received upon exercise, the Committee may require as a condition of exercise that the person exercising the ISO agree (i) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code) of Common Stock received upon exercise, and (ii) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

9.       Dividends and Dividend Equivalents
         ----------------------------------

         The Committee may provide that Stock Awards shall earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to an account maintained on the books of the Company. Any payment or crediting of dividends or dividend equivalents will be subject to such terms, conditions, restrictions and limitations as the Committee may establish, from time to time, including reinvestment in additional shares of Common Stock or common share equivalents. Unless the Committee determines otherwise, any Employee subject to the reporting requirements of Section 16(a) of the 1934 Act may not participate in dividend reinvestment programs established under the Plan. The Committee shall determine the Participant's rights under the Plan with respect to extraordinary dividends or distributions on the shares of Common Stock.

10.      Voting
         ------

         The Committee shall determine whether a Participant shall have the right to direct the vote of shares of Common Stock allocated to a Stock Award. If the Committee determines that an Award shall carry voting rights, the shares allocated to such Award shall be voted by the Company's Secretary, or such other person as the Committee may designate in accordance with instructions received from the Participant (unless to do so would constitute a violation of fiduciary duties). Shares as to which no instructions are received shall be voted by the Committee or its designee proportionately in accordance with instructions received from Participants in the Plan (unless to do so would constitute a violation of fiduciary duties).

11.      Unfunded Plan
         -------------

         Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not create any fiduciary relationship between the Company on behalf of any Participant or other person. To the extent any Participant holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any Participant any right, title, or interest in any assets of the Company.

12.      Rights as Shareholder
         ---------------------

         Unless the Committee determines otherwise, a Participant shall not have any rights as a shareholder with respect to shares of Common Stock covered by an Award until the date the Participant becomes the holder of record with respect to such shares in accordance with Section 7.3. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 9.

13.      Effective Date and Term of Plan
         -------------------------------

         The effective date of this Plan (the "Effective Date") is May 17, 2004, the date on which the Plan was approved by the affirmative vote of the holders of NCO's Common Stock. No Award shall be granted more than ten years after the Effective Date.

14.      Effect, Amendment, Suspension and Termination
         ---------------------------------------------

         Unless otherwise determined by the Committee, Awards received by Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits under any Company benefit plan or severance program. No Employee, director or other person shall have any claim or right to be granted an Award under the Plan. There shall be no obligation of uniformity of treatment of Employees, directors or other persons under the Plan and the terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated). Neither adoption of the Plan nor the grant of Awards to a Participant shall affect the Company's right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Common Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Common Stock may be issued to Employees or other persons or entities. The Committee reserves the right, at any time and from time to time, to amend the Plan in any way, or to suspend or terminate the Plan, effective as of the date specified by the Committee when it takes such action, which date may be before or after the date the Committee takes such action; provided that any such action shall not affect any Awards granted before the actual date on which such action is taken by the Committee; and further provided that the approval of NCO's shareholders shall be required whenever necessary for the Plan to continue to satisfy the conditions of Rule 16b-3 under the 1934 Act,
Section 422 of the Code with respect to the award of ISOs (unless the Board determines that ISOs shall no longer be granted under the Plan), any bylaw, rule or regulation of the market system or stock exchange on which NCO's Common Stock is then listed or admitted to trading, or any other applicable law, rule or regulation. Unless terminated earlier by the Board, this Plan shall terminate on such date (which shall not be prior to May 17, 2014) as all Awards under the Plan have been exercised or shall have terminated.

15.      Other Provisions
         ----------------

         15.1. Future Rights. Nothing contained in the Plan or any Award shall confer upon any Employee or other Participant the right to continue in the employ of, or to continue to provide service to, the Company or any affiliated person, or interfere in any way with the right of the Company or any affiliated person to terminate the employment or service of any Employee or other Participant for any reason.

         15.2. Grant Date. Corporate action constituting an offer by NCO of Common Stock to any Participant under the terms of an Award shall be deemed completed as of the date of grant of the Award, regardless of when the instrument, certificate, or letter evidencing the Award is actually received or accepted by the Participant.

         15.3. Transferability. None of a Participant's rights under any Award or under the Plan may be assigned or transferred in any manner other than by will or under the laws of descent and distribution. The foregoing shall not, however, restrict a Participant's rights with respect to Unrestricted Stock or the outright transfer of cash, nor shall it restrict the ability of a Participant's heirs, estate, beneficiaries, or personal or legal representatives to enforce the terms of the Plan with respect to Awards granted to the Participant. Notwithstanding the foregoing, at the discretion of the Committee, the terms of an Award may permit a Participant to transfer such Award to one or more members of the Participant's family or to trusts, family partnerships, or other entities for the benefit of the Participant and/or members of the Participant's family to the extent provided in such Award and permitted under the terms for use of Form S-8 promulgated under the Securities Act of 1933, as amended.

         15.4. Governing Law. The Plan, and all Awards granted hereunder, shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         15.5. Interpretation. The headings of the Sections of the Plan are for convenience of reference only and shall not affect the interpretation of the Plan. All pronouns and similar references in the Plan shall be construed to be of such number and gender as the context requires or permits. When used in this Plan, the words "including" and "include" shall be deemed followed by the words "without limitation." Except as otherwise indicated, the term "person" as used in the Plan shall include individuals, corporations, partnerships, trusts, estates, limited liability companies and partnerships and any other type of entity.

         15.6. Severability. If any provision of the Plan is determined to be unenforceable for any reason, then that provision shall be deemed to have been deleted or modified to the extent necessary to make it enforceable, and the remaining provisions of the Plan shall be unaffected.

         15.7. Notices. All notices with respect to the Plan shall be in writing and shall be hand delivered or sent by certified mail or reputable overnight delivery service, expenses prepaid. Notices to the Company or the Committee shall be delivered or sent to NCO's headquarters to the attention of its General Counsel. Notices to any Participant or holder of shares of Common Stock issued pursuant to an Award shall be sufficient if delivered or sent to such person's address as it appears in the regular records of the Company or its transfer agent.

         15.8. Prior Services. In any case that a Participant purchases Common Stock under an Award for a price equal to the par value of the Common Stock, the Committee may determine, in its sole discretion, that such price has been satisfied by past services rendered by the Participant.

         15.9. Fair Market Value. For the purposes of the Plan and any Award granted hereunder, unless otherwise determined by the Committee, the term "fair market value" of Common Stock on a specified date shall mean the last sale price for one share of Common Stock on the last trading day on or before the specified date, as reported on the Nasdaq National Market System, or on such other market system or stock exchange on which NCO's Common Stock is then listed or admitted to trading, or, if the foregoing does not apply, the market value determined by the Board.

         15.10. Reduction of Payments. Unless otherwise agreed upon in writing by the Company and a Participant, in the event that any payment, benefit or transfer under the Plan to or for the benefit of a Participant pursuant to a Change in Control from the Company or otherwise (a "Payment") would (i) constitute a "parachute payment" within the meaning of Section 280G of the Code, and (ii) but for this Section 15.10, be subject to the excise tax imposed by
Section 4999 of the Code (the "Excise Tax"), then such Payment shall be reduced to the Reduced Amount. The "Reduced Amount" shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Participant's receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting "parachute payments" is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless the Participant elects in writing a different order (provided, however, that such election shall be subject to the Company's approval if made on or after the date on which the event that triggers the Payment occurs): reduction of cash payments; cancellation of accelerated vesting of Awards; and reduction of employee benefits. In the event that the acceleration of vesting of Award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the Participant's Awards unless the Participant elects in writing a different order for cancellation.

         15.11. Successors and Assigns. The Plan and any applicable Award Agreement entered into under the Plan shall be binding on all successors and assigns of a Participant, including the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

                                   Appendix C


                                      PROXY

                                 NCO GROUP, INC.

                  ANNUAL MEETING OF SHAREHOLDERS - MAY 17, 2004

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               OF NCO GROUP, INC.

     The undersigned hereby constitutes and appoints Steven Leckerman and Steven
L. Winokur, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the Annual Meeting of Shareholders of NCO Group, Inc. (the "Company") to be held on the 17th day of May, 2004, and at any postponement or adjournment thereof, and to vote all of the shares of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.

     BOTH PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

________________________________________________________________________________
|         Address Change (Mark the corresponding box on the reverse side)      |
|______________________________________________________________________________|
|                                                                              |
|                                                                              |
|                                                                              |
|                                                                              |
|                                                                              |
|                                                                              |
|______________________________________________________________________________|


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PROXY AGENTS INTEND   Please      |------|
TO VOTE FOR THE ELECTION OF ALL THE NOMINEES LISTED IN PROPOSAL 1 AND FOR APPROVAL OF PROPOSAL 2.               Mark Here   |      |
                                                                                                                for Address |      |
                                                                                                                Change      |------|
                                                                                                                SEE REVERSE SIDE

                                                                                                              FOR   AGAINST  ABSTAIN

PROPOSAL 1. The election of 01 William C. Dunkelberg, Ph.D. and 02     PROPOSAL 2. The approval of the 2004   |---|  |----| |------|
Allen F. Wise as Class II directors of the Company to hold office      Equity Incentive Plan, as more fully   |   |  |    | |      |
for a term of three years and until each of their respective           described in the accompanying Proxy    |---|  |----| |------|
successors  is duly elected and qualified.                             Statement; and

        FOR all nominees listed               To WITHHOLD AUTHORITY
       above (except as marked to            to vote for all nominees,
     the contrary), check this box:               check this box:

                |------|                              |------|         PROPOSAL 3. To transact such other business as may properly
                |      |                              |      |         come before the Annual Meeting.
                |------|                              |------|

To withhold authority to vote for any individual nominee, print that nominee's name on the space provided below:

                                                                                               The undersigned hereby acknowledges
______________________________________________________________                                 receipt of the Company's 2003 Annual
                                                                                               Report to Shareholders, Notice of
                                                                                               the Company's 2004 Annual Meeting of
                                                                                               Shareholders and the Proxy Statement
                                                                                 ------|       relating thereto.
                                                                                       |
                                                                                       |       Dated:_________________________, 2004
                                                                                       |
                                                                                               _____________________________________
                                                                                                               Signature

                                                                                               _____________________________________
                                                                                                    Signature if held jointly

                                                                                               Please sign your name exactly as it
                                                                                               appears on your stock certificate(s),
                                                                                               indicating any official position or
                                                                                               representative capacity. If shares
                                                                                               are registered in more than one name,
                                                                                               all owners should sign.
                                                                                               PLEASE DATE AND SIGN THIS PROXY AND
                                                                                               RETURN IT PROMPTLY IN THE ENCLOSED
                                                                                               POSTAGE PAID ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE